File No. 333-205283       CIK #1576530

                       Securities and Exchange Commission
                           Washington, DC 20549-0102

                                 Post-Effective
                               Amendment No. 1 to
                                    Form S-6

              For Registration under the Securities Act of 1933 of
               Securities of Unit Investment Trusts Registered on
                                   Form N-8B-2

                  Invesco Unit Trusts, Municipal Series 1249
                              (Exact Name of Trust)

                          Invesco Capital Markets, Inc.
                            (Exact Name of Depositor)

                                11 Greenway Plaza
                            Houston, Texas 77046-1173
          (Complete address of Depositor's principal executive offices)

  INVESCO CAPITAL MARKETS, INC.         PAUL HASTINGS LLP
  Attention: John M. Zerr, Esq.         Attention: Michael R. Rosella, Esq.
  11 Greenway Plaza                     200 Park Avenue
  Houston, Texas 77046-1173             New York, New York 10166

               (Name and complete address of agents for service)

    ( X ) Check if it is proposed that this filing will become effective on February 24, 2017, pursuant to paragraph (b) of Rule 485.

                              Invesco Unit Trusts,
                             Municipal Series 1249


IGMT/183

--------------------------------------------------------------------------------
                              PROSPECTUS PART ONE

  NOTE: Part I of this Prospectus may not be distributed unless accompanied by
  Part II of this Prospectus. Please retain both parts of this Prospectus for future reference.
--------------------------------------------------------------------------------

                                    THE FUND

   This series of Invesco Unit Trusts, Municipal Series (the "Fund") consists of the underlying separate unit investment trust or trusts described above (the "Trust" or "Trusts"). Each Trust consists of a portfolio of interest-bearing obligations (the "Bonds" or "Securities") issued by or on behalf of municipalities and other governmental authorities, the interest on which is, in the opinion of recognized bond counsel to the issuing governmental authority, exempt from all federal income taxes under existing law. In addition, the interest income of each State Trust is, in the opinion of counsel, exempt to the extent indicated from state and local taxes, when held by residents of the state where the issuers of Bonds in such Trust are located. Each Insured Trust holds bonds each insured through policies obtained from bond insurance companies.

                             PUBLIC OFFERING PRICE

   The Public Offering Price of the Units of each Trust includes the aggregate bid price of the Securities in such Trust, an applicable sales charge, cash, if any, in the Principal Account held or owned by such Trust, and accrued interest, if any. See "Summary of Essential Financial Information".

                    ESTIMATED CURRENT AND LONG-TERM RETURNS

   Estimated Current and Long-Term Returns to Unitholders are indicated under "Summary of Essential Financial Information". The methods of calculating Estimated Current Returns and Estimated Long-Term Return are set forth in Part II of this Prospectus.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The Date of this Prospectus is February 24, 2017




INVESCO

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1249
                   Summary of Essential Financial Information

                            As of December 16, 2016
                     Sponsor: Invesco Capital Markets, Inc.
                  Evaluator: ICE Securities Evaluations, Inc.
                  Supervisor: Invesco Investment Advisers LLC
                      Trustee: The Bank of New York Mellon

                                                                                                         IGMT
General Information                                                                                      Trust
                                                                                                     --------------
Principal Amount (Par Value) of Securities ........................................................  $    6,020,000
Number of Units ...................................................................................           6,016
Fractional Undivided Interest in Trust per Unit ...................................................         1/6,016
Public Offering Price:
      Aggregate Bid Price of Securities in Portfolio ..............................................  $ 6,044,108.90
      Aggregate Bid Price of Securities per Unit ..................................................  $     1,004.67
      Sales charge 4.80% (5.042% of the Aggregate Bid Price of Securities) for the IGMT Trust .....  $        50.62
      Principal Cash per Unit .....................................................................  $         (.70)
      Public Offering Price per Unit (1) ..........................................................  $     1,054.59
Redemption Price per Unit .........................................................................  $     1,003.97
Excess of Public Offering Price per Unit over Redemption Price per Unit ...........................  $        50.62
Minimum Value of the Trust under which Trust Agreement may be terminated ..........................  $ 1,204,000.00
Evaluator's Annual Evaluation Fee (3) .............................................................  $        1,888
Special Information
Calculation of Estimated Net Annual Unit Income:
      Estimated Annual Interest Income per Unit ...................................................  $        44.15
      Less: Estimated Annual Expense excluding Insurance ..........................................  $         2.99
      Estimated Net Annual Interest Income per Unit ...............................................  $        41.16
Calculation of Estimated Interest Earnings per Unit:
      Estimated Net Annual Interest Income ........................................................  $        41.16
      Divided by 12 ...............................................................................  $         3.43
Estimated Daily Rate of Net Interest Accrual per Unit .............................................  $       .11433
Estimated Current Return Based on Public Offering Price (2) .......................................            3.90%
Estimated Long-Term Return (2) ....................................................................            3.69%

--------------------------------------------------------------------------------
(1)  Plus accrued interest to the date of settlement of $1.25 for the IGMT
     Trust.

(2) The Estimated Current Returns and Estimated Long-Term Returns are described under "Estimated Current and Long-Term Returns" in Part II of this Prospectus.

(3) Notwithstanding information to the contrary in Part II of this Prospectus, as compensation for its services, the Evaluator shall receive a fee of $.37 per $1,000 principal amount of Bonds per Trust annually. This fee may be adjusted for increases in consumer prices for services under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

   Evaluations for purpose of sales, purchase or redemption of Units are made as of the close of trading on the New York Stock Exchange on days such Exchange is open next following receipt of an order for a sale or purchase of Units or receipt by The Bank of New York Mellon of Units tendered for redemption.

Minimum Principal Distribution .............  $1.00 per Unit
Date of Deposit ............................  December 3, 2015
Supervisor's Annual Supervisory Fee ........  Maximum of $.25 per Unit
Sponsor's Annual Bookkeeping
   and Administrative Services Fee .........  Maximum of $.15 per Unit

Record and Computation Dates ...............  TENTH day of the month.

Distribution Dates .........................  TWENTY-FIFTH day of the month.

Trustee's Annual Fee .......................  $.94 per $1,000 principal amount of Bonds.

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   To the Unitholders of Invesco Unit Trusts, Municipal Series 1249:

   We have audited the accompanying statement of condition (including the analysis of net assets and the related portfolio schedule) of Investment Grade Municipal Trust, 20+ Year Series 183 (the "Trust," included in Invesco Unit Trusts, Municipal Series 1249) as of October 31, 2016, and the related statements of operations and changes in net assets for the period from December 3, 2015 (date of deposit) through October 31, 2016, and the financial highlights for the period from December 3, 2015 (date of deposit) through October 31, 2016. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

   We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at October 31, 2016 by correspondence with The Bank of New York Mellon, Trustee. We believe that our audit provides a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Grade Municipal Trust, 20+ Year Series 183 (included in Invesco Unit Trusts, Municipal Series 1249) as of October 31, 2016, and the results of its operations and changes in net assets for the period from December 3, 2015 (date of deposit) through October 31, 2016, and the financial highlights for the period from December 3, 2015 (date of deposit) through October 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

                                                          /s/ GRANT THORNTON LLP

New York, New York
February 24, 2017

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1249
                             Statement of Condition
                                October 31, 2016

                                                                                              IGMT
                                                                                              Trust
                                                                                          ------------
Trust property
   Cash ................................................................................  $         --
   Tax-exempt securities at fair value (cost $6,334,855) (notes 1 and 2) ...............     6,497,700
   Accrued interest ....................................................................        85,905
   Receivable for securities sold ......................................................            --
                                                                                          ------------
                                                                                          $  6,583,605
                                                                                          ============
Liabilities and interest to Unitholders
   Cash overdraft ......................................................................  $     65,848
   Redemptions payable .................................................................         1,081
   Interest to Unitholders .............................................................     6,516,676
                                                                                          ------------
                                                                                          $  6,583,605
                                                                                          ============

                             Analysis of Net Assets

Interest of Unitholders (6,018 Units of fractional undivided interest outstanding)
   Cost to original investors of 6,020 Units (note 1) ..................................  $  6,632,694
      Less initial underwriting commission (note 3) and organization costs .............       297,839
                                                                                          ------------
                                                                                             6,334,855
      Less redemption of Units (2 Units) ...............................................         2,186
                                                                                          ------------
                                                                                             6,332,669
   Undistributed net investment income
      Net investment income ............................................................       228,902
      Less distributions to Unitholders ................................................       207,740
                                                                                          ------------
                                                                                                21,162
   Realized gain (loss) on Bond sale or redemption .....................................            --
   Unrealized appreciation (depreciation) of Bonds (note 2) ............................       162,845
   Distributions to Unitholders of Bond sale or redemption proceeds ....................            --
                                                                                          ------------
          Net asset value to Unitholders ...............................................  $  6,516,676
                                                                                          ============
Net asset value per Unit (Units outstanding of 6,018) ..................................  $   1,082.86
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

             INVESTMENT GRADE MUNICIPAL TRUST, 20+ YEAR SERIES 183
                            Statement of Operations
    Period from December 3, 2015 (date of deposit) through October 31, 2016

                                                                                              2016
                                                                                          ------------
Investment income
   Interest income .....................................................................  $    237,918
   Expenses
      Trustee fees and expenses ........................................................         4,425
      Evaluator fees ...................................................................         1,888
      Supervisory fees .................................................................         2,703
                                                                                          ------------
          Total expenses ...............................................................         9,016
                                                                                          ------------
      Net investment income ............................................................       228,902
Realized gain (loss) from Bond sale or redemption
   Proceeds ............................................................................            --
   Cost ................................................................................            --
                                                                                          ------------
      Realized gain (loss) .............................................................            --
Net change in unrealized appreciation (depreciation) of Bonds ..........................       162,845
                                                                                          ------------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ..................  $    391,747
                                                                                          ============

                       Statement of Changes in Net Assets
    Period from December 3, 2015 (date of deposit) through October 31, 2016

                                                                                              2016
                                                                                          ------------
Increase (decrease) in net assets
Operations:
   Net investment income ...............................................................  $    228,902
   Realized gain (loss) on Bond sale or redemption .....................................            --
   Net change in unrealized appreciation (depreciation) of Bonds .......................       162,845
                                                                                          ------------
      Net increase (decrease) in net assets resulting from operations ..................       391,747
Distributions to Unitholders from:
   Net investment income ...............................................................      (207,740)
   Bonds sale or redemption proceeds ...................................................            --
   Redemption of Units .................................................................        (2,186)
                                                                                          ------------
      Total increase (decrease) ........................................................       181,821
Net asset value to Unitholders
   Beginning of period .................................................................     6,334,855
                                                                                          ------------
End of period (including undistributed net investment income of $21,162) ...............  $  6,516,676
                                                                                          ============

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                                   PORTFOLIO

   As of October 31, 2016, the Investment Grade Municipal Trust, 20+ Year Series 183 consists of 26 issues which are payable from the income of a specific project or authority. The portfolio is divided by purpose of issue as follows:
Airport, 4 (10%); General Obligation, 4 (15%); Health Care, 6 (25%); Higher Education, 4 (25%); Retail Electric/Gas/Telephone, 1 (2%); Transportation, 2 (8%); Water and Sewer, 3 (9%) and Wholesale Electric, 2 (6%). See "Portfolio" herein.

   The state breakdown for the Investment Grade Municipal Trust, 20+ Year Series 183 is as follows: Alabama, (2%); California, (4%); Florida, (18%); Georgia, (8%); Hawaii, (4%); Illinois, (20%); Maryland, (4%); Nevada, (4%); New Jersey, (4%); New York, (8%); Ohio, (2%); Pennsylvania, (4%); Texas, (14%) and Wisconsin, (4%).

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1249
INVESTMENT GRADE MUNICIPAL TRUST, 20+ YEAR SERIES                               PORTFOLIO schedule as of October 31, 2016
-------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                 Rating    Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
-------------------------------------------------------------------------------------------------------------------------
  A   $     250,000 Illinois, Chicago O'Hare International Airport, General
                     Airport Senior Lien Revenue Bonds, Series D                          2025 @ 100
                     4.000% Due 01/01/35                                             A    2033 @ 100 S.F. $      267,420
-------------------------------------------------------------------------------------------------------------------------
  B         250,000 Illinois, Finance Authority Revenue Bonds, OSF Healthcare
                     System, Series A                                                     2025 @ 100
                     4.125% Due 11/15/37                                             A    2036 @ 100 S.F.        261,127
-------------------------------------------------------------------------------------------------------------------------
  C         250,000 Wisconsin, Public Finance Authority Hospital Revenue
                     Refunding Bonds, Renown Regional Medical Center
                     Project, Series A                                                    2025 @ 100
                     4.250% Due 06/01/38                                             A    2035 @ 100 S.F.        265,125
-------------------------------------------------------------------------------------------------------------------------
  D         250,000 New Jersey Transportation Trust Fund Authority,
                     Transportation Program Revenue Bonds,
                     Series AA                                                            2025 @ 100
                     4.750% Due 06/15/38                                             A-   2036 @ 100 S.F.        266,365
-------------------------------------------------------------------------------------------------------------------------
  E         250,000 Texas, Hidalgo County Certificates of Obligation, Series A            2025 @ 100
                     4.000% Due 08/15/40                                            AA-   2035 @ 100 S.F.        263,248
-------------------------------------------------------------------------------------------------------------------------
  F         500,000 Georgia, Private Colleges and Universities Authority
                     Revenue Bonds, Mercer University Project                             2025 @ 100
                     5.000% Due 10/01/40                                           Baa2*  2036 @ 100 S.F.        557,005
-------------------------------------------------------------------------------------------------------------------------
  G         150,000 Florida, Jacksonville Health Care Facilities Revenue Bonds,
                     Brooks Rehabilitation                                                2024 @ 100
                     4.000% Due 11/01/40                                             A    2036 @ 100 S.F.        153,405
-------------------------------------------------------------------------------------------------------------------------
  H         100,000 Florida, City of Tallahassee Health Facilities Revenue
                     Refunding Bonds, Tallahassee Memorial
                     HealthCare, Inc. Project, Series A                                   2025 @ 100
                     5.000% Due 12/01/40                                           Baa1*  2036 @ 100 S.F.        112,059
-------------------------------------------------------------------------------------------------------------------------
  I         115,000 Alabama, Tuskegee Utilities Board Utility Revenue Bonds               2022 @ 100
                     4.500% Due 02/01/42                                             A    2038 @ 100 S.F.        122,224
-------------------------------------------------------------------------------------------------------------------------
  J         250,000 Nevada, Las Vegas Valley Water District General Obligation
                     Water Bonds, Series B                                                2022 @ 100
                     4.000% Due 06/01/42                                             AA   2038 @ 100 S.F.        266,200
-------------------------------------------------------------------------------------------------------------------------
  K         500,000 Illinois, Will County, Village of Romeoville Revenue Bonds,
                     Lewis University Project
                     4.000% Due 10/01/43                                           BBB+   2025 @ 100             502,830
-------------------------------------------------------------------------------------------------------------------------
  L         125,000 Ohio, American Municipal Power, Inc., AMP Fremont
                     Energy Center Project Revenue Bonds, Series B                        2022 @ 100
                     4.375% Due 02/15/44                                             A    2043 @ 100 S.F.        132,651
-------------------------------------------------------------------------------------------------------------------------
  M         250,000 California, Covina-Valley Unified School District General
                     Obligation Bonds, Election of 2012, Series B                         2025 @ 100
                     4.000% Due 08/01/44                                             A+   2040 @ 100 S.F.        269,105
-------------------------------------------------------------------------------------------------------------------------
  N          65,000 Florida, Hillsborough County Aviation Authority, Tampa
                     International Airport, Revenue Bonds, Series B                       2024 @ 100
                     5.000% Due 10/01/44                                             A+   2041 @ 100 S.F.         74,444
-------------------------------------------------------------------------------------------------------------------------
  O         165,000 Illinois, County of Lake General Obligation Bonds, Series A           2024 @ 100
                     4.000% Due 11/30/44                                            AAA   2042 @ 100 S.F.        173,611
-------------------------------------------------------------------------------------------------------------------------
  P         195,000 Texas, Lower Colorado River Authority, Transmission
                     Contract Refunding Revenue Bonds, LCRA
                     Transmission Services Corporation Project                            2025 @ 100
                     5.000% Due 05/15/45                                             A    2041 @ 100 S.F.        224,502
-------------------------------------------------------------------------------------------------------------------------
  Q         250,000 Florida, Volusia County, Educational Facilities Authority
                     Revenue Bonds, Stetson University, Inc. Project                      2025 @ 100
                     5.000% Due 06/01/45                                             A-   2041 @ 100 S.F.        285,145
-------------------------------------------------------------------------------------------------------------------------
  R         250,000 Hawaii, State Airports System Revenue Bonds, Series B                 2025 @ 100
                     4.000% Due 07/01/45                                             A+   2040 @ 100 S.F.        268,947
-------------------------------------------------------------------------------------------------------------------------

INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1249
INVESTMENT GRADE MUNICIPAL TRUST,
20+ YEAR SERIES                                                     PORTFOLIO schedule as of October 31, 2016 (continued)
-------------------------------------------------------------------------------------------------------------------------
Port-                                                                                      Redemption
folio   Aggregate                                                                 Rating    Feature          Fair Value
Item    Principal   Name of Issuer, Title, Interest Rate and Maturity Date       (Note 2)   (Note 2)      (Notes 1 and 2)
-------------------------------------------------------------------------------------------------------------------------
  S   $     250,000 Maryland Health and Higher Educational Facilities Authority
                     Revenue Bonds, Meritus Medical Center Issue                          2025 @ 100
                     5.000% Due 07/01/45                                            BBB   2041 @ 100 S.F. $      279,003
-------------------------------------------------------------------------------------------------------------------------
  T         250,000 Pennsylvania, Delaware County Authority, Villanova
                     University Revenue Bonds                                             2025 @ 100
                     4.000% Due 08/01/45                                            A+    2041 @ 100 S.F.        267,118
-------------------------------------------------------------------------------------------------------------------------
  U          60,000 Texas, Brazosport Water Authority, Water Supply System
                     Regional Revenue Bonds, Series C (Build America
                     Mutual Assurance Insured)                                            2025 @ 100
                     4.000% Due 09/01/45                                            AA    2041 @ 100 S.F.         64,095
-------------------------------------------------------------------------------------------------------------------------
  V          60,000 Texas, Dallas/Fort Worth International Airport Joint Revenue
                     Improvement Bonds, Series B
                     4.000% Due 11/01/45                                            A+    2022 @ 100              63,272
-------------------------------------------------------------------------------------------------------------------------
  W         500,000 Florida, Martin County Health Facilities Authority, Hospital
                     Revenue Bonds, Martin Memorial Medical Center                        2024 @ 100
                     5.000% Due 11/15/45                                             A-   2042 @ 100 S.F.        554,000
-------------------------------------------------------------------------------------------------------------------------
  X         235,000 New York, Metropolitan Transportation Authority
                     Transportation Revenue Bonds,
                     Subseries A-1                                                        2025 @ 100
                     5.000% Due 11/15/45                                            AA-   2041 @ 100 S.F.        272,666
-------------------------------------------------------------------------------------------------------------------------
  Y         250,000 Texas, West Harris County Regional Water Authority, Water
                     System Revenue Refunding Bonds, Series A                             2025 @ 100
                     4.000% Due 12/15/45                                            A+    2040 @ 100 S.F.        262,875
-------------------------------------------------------------------------------------------------------------------------
  Z         250,000 New York, New York City Municipal Water Finance
                     Authority, Water and Sewer System General
                     Resolution Revenue Bonds, Series BB
                     Refunding Second
                     4.000% Due 06/15/46                                            AA+   2025 @ 100             269,258
      -------------                                                                                       ---------------
      $   6,020,000                                                                                       $    6,497,700
      =============                                                                                       ===============

--------------------------------------------------------------------------------
The accompanying notes are an integral part of these financial statements.

                   INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1249
                         Notes to Financial Statements
                                October 31, 2016
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Security Valuation - Tax-exempt municipal securities are stated at the value determined by the Evaluator, a third party valuation provider. The Evaluator may determine the value of the Bonds (1) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in Bonds comparable to those held by the Trust, (2) on the basis of bid prices for comparable Bonds, (3) by determining the value of the Bonds by appraisal or (4) by any combination of the above.

   Security Cost - The original cost to the Trust (Investment Grade Municipal Trust, 20+ Year Series 183) was based on the determination by the Evaluator of the offering prices of the Bonds on the date of deposit (December 3, 2015). Since the valuation is based upon the bid prices, the Trust (Investment Grade Municipal Trust, 20+ Year Series 183) recognized a downward adjustment of $73,754 on the date of deposit resulting from the difference between the bid and offering prices. This downward adjustment was included in the aggregate amount of unrealized depreciation reported in the financial statements for the Trust for the period ended October 31, 2016.

   Unit Valuation - The redemption price per Unit is the pro rata share of each Unit in each Trust based upon (1) the cash on hand in such Trust or monies in the process of being collected, (2) the Bonds in such Trust based on the value determined by the Evaluator and (3) interest accrued thereon, less accrued expenses of the Trust, if any.

   Federal Income Taxes - For a Trust with a Date of Deposit prior to August 2, 2006, such Trust has been structured to be treated as a grantor trust for federal income tax purposes. Thus, such a Trust will not be treated as a taxable entity for federal income tax purposes, and each Unitholder will be considered to be the owner of a pro rata portion of the assets of such Trust. Accordingly, no provision has been made for federal income taxes. For a Trust with a Date of Deposit on or after August 2, 2006, each such Trust has elected and intends to qualify on a continuous basis for special income tax treatment as a "regulated investment company" ("RIC") under the Internal Revenue Code of 1986, as amended. If such Trust so qualifies, as expected, it will not be subject to federal income tax on amounts distributed to Unitholders. Your Trust's Date of Deposit is listed above in the section entitled "Summary of Essential Financial Information". For a discussion of the federal tax status of income earned on Units, see "Federal Tax Status--Grantor Trusts" or "Federal Tax Status--Regulated Investment Companies", as applicable, in Part II of this Prospectus.

   For each calendar year-end, a RIC trust files an annual tax return, Form 1120-RIC, with the Internal Revenue Service ("IRS"). These returns are subject to IRS examination under a three-year statute of limitations. To date, the Trust has no IRS examination pending.

   Accounting for Uncertainty in Income Taxes - FASB Accounting Standards Codification ("ASC"), clarifies the appropriate method of accounting for uncertainty in income taxes recognized in an enterprise's financial statements and provides related guidance. There is no material effect on the net asset value, financial condition or results of operations of the Trust.

   Subsequent Events - Events or transactions that have occurred from the balance sheet date through the date of issuance are evaluated by the Sponsor.

   Other - The financial statements are presented on the accrual basis of accounting. Any realized gains or losses from securities transactions are reported on an identified cost basis.

NOTE 2 - PORTFOLIO

   Ratings - The source of all ratings, exclusive of those designated NR or * is Standard & Poor's, a Division of S&P Global ("S&P"). Ratings marked * are by Moody's Investors Service, Inc. ("Moody's") as these Bonds are not rated by S&P. NR indicates that the Bond is not rated by S&P or Moody's. The ratings shown represent the latest published ratings of the Bonds. For a brief description of rating symbols and their related meanings, see "Description of Securities Ratings" in the Information Supplement.

   Redemption Feature - There is shown under this heading the year in which each issue of Bonds is initially or currently callable and the call price for that year. Each issue of Bonds continues to be callable at declining prices thereafter (but not below par value) except for original issue discount Bonds which are redeemable at prices based on the issue price plus the amount of original issue discount accreted to redemption date plus, if applicable, some premium, the amount of which will decline in subsequent years. "S.F." indicates a sinking fund is established with respect to an issue of Bonds. "P.R." indicates a bond has been prerefunded. Redemption pursuant to call provisions generally will, and redemption pursuant to sinking fund provisions may, occur at times when the redeemed Bonds have an offering side evaluation which represents a premium over par. To the extent that the Bonds were deposited in the Trust at a price higher than the price at which they are redeemed, this will represent a loss of capital when compared with the original Public Offering Price of the Units. Conversely, to the extent that the Bonds were acquired at a price lower than the redemption price, this will represent an increase in capital when compared with the original Public Offering Price of the Units. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed Bonds and there will be distributed to Unitholders the principal amount in excess of $1 per Unit semi-annually for Trusts with a Date of Deposit prior to April 21, 2009, or in excess of $5 per Unit monthly for Trusts with a Date of Deposit on or after April 21, 2009, and any premium received on such redemption. However, should the amount available for distribution in the Principal Account exceed $10.00 per Unit for Trusts with a Deposit Date prior to April 21, 2009, the Trustee will make a special distribution from the Principal Account on the next succeeding monthly distribution date to holders of record on the related monthly record date. The Estimated Current Return in this event may be affected by such redemptions. For the federal tax effect on Unitholders of such redemptions and resultant distributions, see "Federal Tax Status" in Part II of this Prospectus.

   Certain Bonds may have a "make whole" call option and are redeemable in whole or in part at any time at the option of the issuer at a redemption price that is generally equal to the sum of the principal amount of such Bonds, a "make whole" amount, and any accrued and unpaid interest to the date of redemption. The "make whole" amount is generally equal to the excess, if any, of (i) the aggregate present value as of the date of redemption of principal being redeemed and the amount of interest (exclusive of interest accrued to the date of redemption) that would have been payable if redemption had not been made, determined by discounting the remaining principal and interest at a specified rate (which varies from bond to bond and is generally equal to an average of yields on municipal obligations with maturities corresponding to the remaining life of the bond plus a premium rate) from the dates on which the principal and interest would have been payable if the redemption had not been made, over (ii) the aggregate principal amount of the bonds being redeemed.

   Insurance - Insurance coverage providing for the timely payment when due of all principal and interest on certain of the Bonds in the Trust may have been obtained by the Trust or by one of the Preinsured Bond Insurers (as indicated in the Bond name), however, certain other Bonds may not be insured. Such insurance does not guarantee the market value of the Bonds or the value of the Units. For Bonds covered under the Trust's insurance policy the insurance is effective only while Bonds thus insured are held in the Trust and the insurance premium, which is a Trust obligation, is paid on a monthly basis. The premium for insurance which has been obtained from various insurance companies by the issuer of the Bond involved is payable by the issuer.

   ASC states that, for financial reporting purposes, insurance coverage of the type acquired by the Trust does not have any measurable fair value in the absence of default of the underlying Bonds or of indications of the probability of such default.

   Fair Value Measurements - As described in Note 1, the Trust utilizes various methods to measure the fair value of its investments. ASC establishes both a framework for measuring fair value as well as a hierarchy that prioritizes inputs to valuation methods. The various inputs that may be used to determine the value of the Trust's investments are summarized in the three levels presented below. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   Level 1 -- Quoted prices in active markets for identical securities.

   Level 2 -- Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security, which may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk.

   Level 3 -- Prices determined using significant unobservable inputs. In certain situations where quoted prices or observable inputs are unavailable, unobservable inputs may be used. Unobservable inputs reflect the Trust's own assumptions about the factors market participants would use in pricing an investment, and would be based on the best information available.

   The following table summarizes the Trust's investments as of October 31, 2016 based on the inputs used to value them:

                                                       Investments
Valuation Inputs                                      in Securities
----------------------------------------------        -------------
Level 1 -- Quoted prices                              $          --
Level 2 -- Other significant observable inputs            6,497,700
Level 3 -- Significant unobservable inputs                       --
                                                      -------------
Total                                                 $   6,497,700
                                                      =============

   Unrealized Appreciation and Depreciation - An analysis of net unrealized appreciation (depreciation) at October 31, 2016 is as follows:

Unrealized Appreciation                               $     162,845
Unrealized Depreciation                                          --
                                                      -------------
                                                      $     162,845
                                                      =============

NOTE 3 - OTHER

   Marketability - Although it is not obligated to do so, the Sponsor may maintain a market for Units and continuously offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid price of the Bonds in the portfolio of the Trust, plus interest accrued to the date of settlement. If the supply of Units exceeds demand, or for other business reasons, the Sponsor may discontinue purchases of Units at such prices. In the event that a market is not maintained for the Units, a Unitholder desiring to dispose of his Units may be able to do so only by tendering such Units to the Trustee for redemption at the redemption price.

   Cost to Investors - The cost to original investors was based on the Evaluator's determination of the aggregate offering price of the Bonds per Unit on the date of an investor's purchase, plus a sales charge of 3.9% of the public offering price which was equivalent to 4.058% of the aggregate offering price of the Bonds. The secondary market cost to investors is based on the Evaluator's determination of the aggregate bid price of the Bonds per Unit on the date of an investor's purchase plus a sales charge based upon the years to average maturity of the Bonds in the portfolio. The sales charge ranges from 1.50% of the public offering price (1.523% of the aggregate bid price of the Bonds) for a Trust with a portfolio with less than two years to average maturity to 4.80% of the public offering price (5.042% of the aggregate bid price of the Bonds) for a Trust with a portfolio with fifteen or more years to average maturity.

   Compensation of Evaluator and Supervisor - The Supervisor receives a fee for providing portfolio supervisory services for the Trust ($.25 per Unit, not to exceed the aggregate cost of the Supervisor for providing such services to the Trust). In addition, the Evaluator receives an annual fee for regularly evaluating each of the Trust's portfolios. Both fees may be adjusted for increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers.

NOTE 4 - REDEMPTION OF UNITS

   During the period from December 3, 2015 (date of deposit) through October 31, 2016, 2 Units were presented for redemption.

NOTE 5 - FINANCIAL HIGHLIGHTS
IGMT/183

                                                                                        2016 (c)
                                                                                      ------------
Per Share Operating Performance:
   Net asset value, beginning of period ............................................  $   1,052.30
                                                                                      ------------
   Income from investment operations:
      Net investment income ........................................................         38.03
      Net realized and unrealized gain (loss) on investment transactions (a) .......         27.04
                                                                                      ------------
   Total from investment operations ................................................         65.07
                                                                                      ------------
Distributions to Unitholders from:
   Net investment income ...........................................................       (34.51)
   Bond sale and redemption proceeds ...............................................            --
                                                                                      ------------
   Total distributions to Unitholders ..............................................       (34.51)
                                                                                      ------------
   Net asset value, end of period ..................................................  $   1,082.86
                                                                                      ============
Total Return (b): ..................................................................         5.87%
Ratios as a Percentage of Average Net Assets (b):
   Expenses ........................................................................         0.14%
   Net investment income ...........................................................         3.52%

--------------------------------------------------------------------------------
(a) Realized and unrealized gains and losses per unit include the balancing amounts necessary to reconcile the change in net asset value per unit. The per unit amount may be significantly affected based on the changes in units outstanding during the period.

(b)  Not annualized for periods less than one year.

(c) For the period from December 3, 2015 (date of deposit) through October 31, 2016.


                                                                      CMSPRO1249

                               Prospectus Part II
                                 February 2017

                        Insured Municipals Income Trust

                      Investors' Quality Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                     Invesco Unit Trusts, Municipal Series


                  A convenient way to invest in a diversified
                    portfolio of tax-exempt municipal bonds


                      This prospectus contains two parts.
No one may use this Prospectus Part II unless accompanied by Prospectus Part I.

      You should read this prospectus and retain it for future reference.
--------------------------------------------------------------------------------

 The Securities and Exchange Commission has not approved or disapproved of the
    Trust Units or passed upon the adequacy or accuracy of this prospectus.
               Any contrary representation is a criminal offense.




INVESCO



THE TRUSTS
--------------------------------------------------------------------------------

   The Fund. Your Trust is one of several unit investment trusts created under the name Insured Municipals Income Trust, Insured Municipals Income Trust and Investors' Quality Tax-Exempt Trust, Van Kampen Focus Portfolios, Municipal Series, Van Kampen Unit Trusts, Municipal Series or Invesco Unit Trusts, Municipal Series (the "Fund"). The Fund was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement (the "Trust Agreement"), dated the Date of Deposit among Invesco Capital Markets, Inc. as Sponsor, ICE Securities Evaluations, Inc., as Evaluator, Invesco Investment Advisers LLC, as Supervisor, and The Bank of New York Mellon, as Trustee, or their predecessors.

   The Fund consists of separate portfolios of interest-bearing obligations issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for Federal income tax purposes under existing law. All issuers of bonds in a State Trust are located in the state for which the Trust is named or in United States territories or possessions and their public authorities; consequently, in the opinion of recognized bond counsel to the issuing authorities, the interest earned on the bonds is exempt from state and local taxes to the extent indicated herein and to the extent permitted under local law. Further, in the opinion of bond counsel to the respective issuers rendered at closing, the interest income of each bond in a U.S. Territorial IM-IT Trust is exempt from state, Commonwealth of Puerto Rico and local income taxation. Interest on certain bonds in a National Quality AMT Trust may be a preference item for purposes of the alternative minimum tax. Accordingly, a National Quality AMT Trust may be appropriate only for investors who are not subject to the alternative minimum tax. Trusts that hold only insured bonds are referred to herein as "Insured Trusts". "Long-Term Trust" refers to IM-IT, Investment Grade Municipal, U.S. Territorial IM-IT, High Grade Tax-Exempt Bond, 20+ Year Series, Long-Term State and National Quality Trusts. "Investment Grade Municipal Intermediate Trust" refers to an Investment Grade Municipal Trust which is designated as an "intermediate series" or "7-13 Year Series" in the name of such Trust. "Intermediate-Term Trust" refers to Strategic Municipal Trust Intermediate Series, State Intermediate Trusts, Investment Grade Municipal Intermediate Trusts and State Intermediate Laddered Maturity Trusts. Trusts that are named for a particular state are referred to herein as "State Trusts". "State Intermediate Trust" refers to a State Trust which is designated as an "intermediate series" in the name of such Trust. "State Intermediate Laddered Maturity Trust" refers to a State Trust which is designated as an "intermediate laddered maturity series" in the name of such Trust. State Trusts, other than State Intermediate Laddered Maturity Trusts or State Intermediate Trusts, are referred to herein as "Long-Term State Trusts". "Investment Grade Municipal Limited Maturity Trust" refers to an Investment Grade Municipal Trust which is designated as a "limited maturity series" in the name of such Trust. "10-20 Year Trust" refers to a trust which is designated as a "10-20 year series" in the name of such trust.

   On the Date of Deposit, the Sponsor deposited the bonds with the Trustee. The bonds initially consisted of delivery statements relating to contracts for their purchase and cash, cash equivalents and/or irrevocable letters of credit issued by a financial institution. Thereafter, the Trustee, in exchange for the bonds, delivered to the Sponsor evidence of ownership of the Units.

   The following table sets forth the approximate range of maturities in years from the Date of Deposit for bonds held in the indicated Trusts:

                                                                             Approximate Maturity
                                                                             From Date of Deposit
Trust                                                                              in Years
-------------------------------------------------------------------------------------------------
IM-IT, Investment Grade Municipal, IM-IT Discount, U.S. Territorial IM-IT,
    Long-Term State and National Quality Trust ...............................     15 to 40
High Grade Tax-Exempt Bond Trust, 20+ Year Series ............................     20 to 30
IM-IT Laddered Series ........................................................     10 to 30
Investment Grade Municipal Limited Maturity Trust ............................     17 to 22
10-20 Year Trust .............................................................     10 to 20
IM-IT Limited Maturity Trust and Quality Municipals Income Trust (QM-IT)
    Limited Maturity Series ..................................................     12 to 15
Investment Grade Municipal Intermediate Trust ................................      7 to 13
IM-IT Intermediate Trust and Strategic Municipal Trust Intermediate Series ...      5 to 15
State Intermediate Laddered Maturity Trust ...................................      5 to 10
IM-IT Short Intermediate Trust ...............................................       3 to 7

   The portfolio of any IM-IT Laddered Series is structured so that approximately 20% of the bonds will mature every five years, beginning in approximately the tenth year of the Trust, entitling each Unitholder to return of principal. The portfolio of any State Intermediate Laddered Maturity Trust is structured so that approximately 20% of the bonds will mature each year, beginning in approximately the fifth year of the Trust, entitling each Unitholder to a return of principal. This return of principal may offer Unitholders the opportunity to respond to changing economic conditions and to specific financial needs that may arise during the periods of scheduled maturities. However, the flexibility provided by the return of principal may also eliminate a Unitholder's ability to reinvest at a rate as high as the yield on the bonds which matured.

   Each Unit represents a fractional undivided interest in the principal and net income of a Trust. To the extent that any Units are redeemed to the Trustee, the fractional undivided interest in a Trust represented by each Unit will increase, although the actual interest in the Trust will remain unchanged. Units will remain outstanding until redeemed by Unitholders or until the termination of the Trust Agreement.

   Objectives and Bond Selection. The Trusts seek to preserve capital and to provide federal tax-exempt income and, in the case of most State Trusts, Federal and state tax-exempt income. The Trusts invest in portfolios of municipal bonds issued by or on behalf of states and territories of the United States, and political subdivisions and authorities thereof, the interest on which is, in the opinion of recognized bond counsel to the issuing authorities, excludable from gross income for federal and, for State Trusts, state and, if applicable, local personal income tax purposes under existing law. An IM-IT Laddered Series has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of interest-bearing obligations with maturities ranging from approximately 10 to 30 years in which roughly 20% of the bonds mature every five years beginning in approximately the tenth year of the Trust. A State Intermediate Laddered Maturity Trust has additional objectives of providing protection against changes in interest rates and investment flexibility through an investment in a laddered portfolio of intermediate-term interest-bearing obligations with maturities ranging from approximately 5 to 10 years in which roughly 20% of the bonds mature each year beginning in approximately the fifth year of the Trust. There is, of course, no guarantee that the Trusts will achieve their objectives. A Trust may be an appropriate investment vehicle for investors who desire to participate in a portfolio of tax-exempt fixed income bonds with greater diversification than they might be able to acquire individually. Diversification of a Trust's assets will not eliminate the risk of loss always inherent in the ownership of bonds. Insurance guaranteeing the timely payment, when due, of all principal and interest on the bonds in each Insured Trust has been obtained from municipal bond insurance companies. See "Insurance on the Bonds". In addition, these bonds are often not available in small amounts.

   In selecting bonds for the Trusts, the Sponsor considered the following factors, among others: the ratings criteria applicable to your Trust as listed under "Principal Investment Strategy", (b) the prices of the bonds relative to other bonds of comparable quality and maturity, (c) the current income provided by the bonds, (d) the diversification of bonds as to purpose of issue and location of issuer and (e) the probability of early return of principal or high legal or event risk. After the Date of Deposit, a bond may cease to be rated or its rating may be reduced below the minimum required as of the Date of Deposit. Neither event requires elimination of a bond from a Trust but may be considered in the Sponsor's determination as to whether or not to direct the Trustee to dispose of the bond (see "Trust Administration--Portfolio Administration"). In particular, the ratings of the bonds in any Investment Grade Municipal Trust could fall below "investment grade" (i.e., below "BBB-" or "Baa3") during the Trust's life and the Trust could continue to hold the bonds. See "The Trusts--Risk Factors".

   The Bonds. Your Trust invests in municipal bonds. States, municipalities and public authorities issue these bonds to raise money for a variety of purposes. In selecting bonds, we seek to diversify your portfolio by type of bond purpose. This section briefly describes different bond types to help you better understand your investment. The types of bonds a percentages they represent in your portfolio as listed under "Summary of Essential Financial Information". These bonds are described in greater detail in the Information Supplement. See "Additional Information".

   General obligation bonds are backed by the general taxing power of the issuer. The issuer secures these bonds by pledging its faith, credit and unlimited taxing power for the payment of principal and interest.

   Revenue bonds are payable only from the revenue of a specific project or authority. They are not supported by the issuer's general power to levy taxes. The risk of default in payment of interest or principal increases if the income of the related project falters because that income is the only source of payment. All of the following bonds are revenue bonds.

   Airport bonds are obligations of issuers that own and operate airports. The ability of the issuer to make payments on these bonds primarily depends on the ability of airlines to meet their obligations under use agreements. Due to increased competition, deregulation, increased fuel costs and other factors, some airlines may have difficulty meeting these obligations.

   Bond banks are vehicles that pool various municipal obligations into larger offerings. This reduces the cost of borrowing for the municipalities. The types of financing projects that these obligations support vary.

   Certificates of participation are generally a type of municipal lease obligation. Lease payments of a governmental entity secure payments on these bonds. These payments depend on the governmental entity budgeting appropriations for the lease payments. A governmental body cannot obligate future governments to appropriate for or make lease payments, but governments typically promise to take action necessary to include lease payments in their budgets. If a government fails to budget for or make lease payments, sufficient funds may not exist to pay interest or principal on these bonds.

   Health care bonds are obligations of issuers that derive revenue from hospitals and hospital systems. The ability of these issuers to make payments on bonds depends on factors such as facility occupancy levels, demand for services, competition resulting from hospital mergers and affiliations, the need to reduce costs, government regulation, costs of malpractice insurance and claims, and government financial assistance (such as Medicare and Medicaid).

   Higher education bonds are obligations of issuers that operate universities and colleges. These issuers derive revenues from tuition, dormitories, grants and endowments. These issuers face problems related to declines in the number of college-age individuals, possible inability to raise tuitions and fees, uncertainty of continued federal grants, state funding or donations, and government legislation or regulation.

   Industrial revenue bonds finance the cost of acquiring, building or improving industrial projects. Private corporations usually operate these projects. The ability of the issuer to make payments on these bonds depends on factors such as the creditworthiness of the corporation operating the project, revenues generated by the project, expenses of the project and environmental or other regulatory restrictions.

   Multi-family housing bonds are obligations of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low to moderate-income families. These bonds are generally pre-payable at any time. It is likely that their life will be less than their stated maturity. The ability of these issuers to make payments on bonds depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

   Other care bonds include obligations of issuers that derive revenue from mental health facilities, nursing homes and intermediate care facilities. These bonds are similar to health care bonds and the issuers face the same general risks.

   Public building bonds finance the cost of acquiring, leasing, building or improving public buildings such as offices, recreation facilities, convention centers, police stations, correctional institutions and parking garages. The ability of the issuers to make payments on these bonds depends on factors such as the government budgeting sufficient funds to make lease or mortgage payments on the facility, user fees or rents, costs of maintenance and decreases in use of the facility.

   Public education bonds are obligations of issuers that operate primary and secondary schools. The ability of these issuers to make payments on these bonds depends primarily on ad valorem taxes. These issuers may also face problems related to litigation contesting state constitutionality of public education financing.

   Retail electric/gas/telephone bonds are obligations of issuers that derive revenues from the retail sale of utilities to customers. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for these utilities, competition, government regulation and rate approvals, overhead expenses and the cost of fuels.

   Single family housing bonds are obligations of issuers that derive revenues from mortgage loans on single family residences. Single family residences generally include one to four-family dwellings. These bonds are similar to multi-family housing bonds and the issuers face the same general risks.

   Tax district bonds are obligations secured by a pledge of taxing power by a municipality, such as tax increment financing or tax allocation bonds. These bonds are similar to general obligation bonds. Unlike general obligation bonds, however, the municipality does not pledge its unlimited taxing power to pay these bonds. Instead, the municipality pledges revenues from a specific tax to pay these bonds. If the tax cannot support payment of interest and principal, a municipality may need to raise the related tax to pay these bonds. An inability to raise the tax could have an adverse effect on these bonds.

   Transportation bonds are obligations of issuers that own and operate public transit systems, ports, highways, turnpikes, bridges and other transportation systems. The ability of these issuers to make payments on these bonds depends on variations in use, the degree of government subsidization, competition from other forms of transportation and increased costs. Port authorities derive revenues primarily from fees imposed on ships using the port facilities. These fees can fluctuate depending on the local economy and competition from air, rail and truck transportation. Increased fuel costs, alternative transportation modes and competition from toll-free bridges and roads will impact revenues of issuers that operate bridges, roads or tunnels.

   Waste disposal bonds are obligations of issuers that derive revenues from resource recovery facilities. These facilities process solid waste, generate steam and convert steam to electricity. These issuers face problems such as costs and delays due to environmental concerns, effects of conservation and recycling, destruction or condemnation of a project, void or unenforceable contracts, changes in the economic availability of raw materials, operating supplies or facilities, and other unavoidable changes that adversely affect operation of a project.

   Water and sewer bonds are obligations of issuers that derive revenues from user fees from the sale of water and sewerage services. These issuers face problems such as the ability to obtain rate increases, population declines, difficulties in obtaining new fresh water supplies and "no-growth" zoning ordinances. These issuers also face many of the same problems of waste disposal issuers.

   Wholesale electric bonds are obligations of issuers that derive revenues from selling electricity to other utilities. The ability of these issuers to make payments on these bonds depends on factors such as the rates and demand for electric utilities, competition, overhead expenses and government regulation and rate approvals.

   More About the Bonds. In addition to describing the purpose of the bonds, other information about the bonds is also listed in the "Portfolio" in Prospectus Part I. This information relates to other characteristics of the bonds. This section briefly describes some of these characteristics.

   Original issue discount bonds were initially issued at a price below their face (or par) value. These bonds typically pay a lower interest rate than comparable bonds that were issued at or above their par value. In a stable interest rate environment, the market value of these bonds tends to increase more slowly in early years and in greater increments as the bonds approach maturity. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Zero coupon bonds are a type of original issue discount bond. These bonds do not pay any current interest during their life. If an investor owns this type of bond, the investor has the right to receive a final payment of the bond's par value at maturity. The price of these bonds often fluctuates greatly during periods of changing market interest rates compared to bonds that make current interest payments. The issuers of these bonds may be able to call or redeem a bond before its stated maturity date and at a price less than the bond's par value.

   Municipal Bond Risk Factors. All investments involve risk. This section describes the main risks that can impact the value of bonds in your Trust. You should understand these risks before you invest. If the value of the bonds falls, the value of your Units will also fall. You can lose money by investing in a Trust. No one can guarantee that your Trust will achieve its objective or that your investment return will be positive over any period. The Information Supplement contains a more detailed discussion of risks related to your investment.

   Current economic conditions. The economic recession in the United States which began in 2007 technically came to an end in June of 2009, however the U.S. and global economies continue to feel the effects of this recessionary period, including increased unemployment and below-average levels of economic activity. The U.S. and other foreign governments have taken extraordinary steps to combat the effects of the economic crisis, however the ultimate impact of these measures is unknown and cannot be predicted. In December of 2013, the U.S. Federal Reserve announced it would begin tapering its quantitative easing program, however, there continues to be uncertainty concerning potential future changes to the federal funds rate following a period of near zero interest rates over the previous five years. On August 5, 2011, Standard & Poor's Rating Services downgraded the long-term sovereign credit rating of the United States of America to AA+ from AAA, citing the prolonged controversy over raising the statutory debt ceiling and the related fiscal policy debate. Any substantial change in general market conditions may result in sudden and significant valuation increases or declines in your Trust's holdings.

   Market risk is the risk that the value of the bonds in your Trust will fluctuate. This could cause the value of your Units to fall below your original purchase price or below the par value. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of a bond's issuer or insurer, perceptions of the issuer or insurer, or ratings on a bond. Even though the Supervisor supervises your portfolio, you should remember that no one manages your portfolio. Your Trust will not sell a bond solely because the market value falls as is possible in a managed fund.

   Interest rate risk is the risk that the value of bonds will fall if interest rates increase. Bonds typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes. Given the historically low interest rate environment in the U.S., risks associated with rising rates are heightened. The negative impact on fixed income securities from any interest rate increases could be swift and significant.

   Credit risk is the risk that a bond's issuer or insurer is unable to meet its obligation to pay principal or interest on the bond.

   Call risk is the risk that the issuer prepays or "calls" a bond before its stated maturity. An issuer might call a bond if interest rates fall and the bond pays a higher interest rate or if it no longer needs the money for the original purpose. If an issuer calls a bond, your Trust will distribute the principal to you but your future interest distributions will fall. You might not be able to reinvest this principal at as high a yield. A bond's call price could be less than the price your Trust paid for the bond and could be below the bond's par value. This means that you could receive less than the amount you paid for your units. If enough bonds in your Trust are called, your Trust could terminate early. The first date that the issuer can call each bond in the portfolio is listed in Prospectus Part I along with the price the issuer would have to pay. Some or all of the bonds may also be subject to extraordinary optional or mandatory redemptions if certain events occur, such as certain changes in tax laws, the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used, and various other events. The call provisions are described in general terms in the "Redemption Feature" column of the "Portfolio" section in Prospectus Part I, and the notes thereto. Additional discussion of call provisions appears in the Information Supplement.

   Bond quality risk is the risk that a bond will fall in value if a rating agency decreases the bond's rating.

   Bond concentration risk is the risk that your Trust is less diversified because it concentrates in a particular type of bond. When a certain type of bond makes up 25% or more of a Trust, the Trust is considered to be "concentrated" in that bond type. The different bond types are described under "The Bonds".

   Reduced diversification risk is the risk that your Trust will become smaller and less diversified as bonds are sold, are called or mature. This could increase your risk of loss and increase your share of Trust expenses.

   Liquidity risk is the risk that the value of a bond will fall if trading in the bond is limited or absent. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In the absence of a liquid trading market for a particular security, the price at which such security may be sold to meet redemptions, as well as the value of the Units of your Trust, may be adversely affected. No one can guarantee that a liquid trading market will exist for any bond because these bonds generally trade in the over-the-counter market (they are not listed on a securities exchange).

   Insurer Default risk is the risk that an investor of an insured trust could lose income and/or principal if the issuer and the insurer of a municipal bond both default in making their payment obligations.

   Litigation and legislation risk is the risk that future litigation or legislation could affect the value of your Trust. For example, future legislation could reduce tax rates, impose a flat tax, exempt all investment income from tax or change the tax status of the bonds. Litigation could challenge an issuer's authority to issue or make payments on bonds.

   No FDIC Guarantee. An investment in your Trust is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ESTIMATED CURRENT AND LONG-TERM RETURNS
--------------------------------------------------------------------------------

   The Estimated Current Return and the Estimated Long-Term Return are set forth in the Prospectus Part I. Estimated Current Return is calculated by dividing the estimated net annual interest income per Unit by the Public Offering Price. The estimated net annual interest income per Unit will vary with changes in fees and expenses of the Trust and with the principal prepayment, default (if any), redemption, maturity, exchange or sale of bonds. The Public Offering Price will vary with changes in the price of the bonds. Accordingly, there is no assurance that the present Estimated Current Return will be realized in the future. Estimated Long-Term Return is calculated using a formula which (1) takes into consideration, and determines and factors in the relative weightings of, the market values, yields (which takes into account the amortization of premiums and the accretion of discounts) and estimated retirements of the bonds and (2) takes into account the expenses and sales charge associated with Units. Since the value and estimated retirements of the bonds and the expenses of a Trust will change, there is no assurance that the present Estimated Long-Term Return will be realized in the future. The Estimated Current Return and Estimated Long-Term Return are expected to differ because the calculation of Estimated Long-Term Return reflects the estimated dates and amounts of principal returned on the bonds while the Estimated Current Return calculation includes only net annual interest income and Public Offering Price.

PUBLIC OFFERING
--------------------------------------------------------------------------------

   General. Units are offered at the Public Offering Price. The secondary market Public Offering Price is based on the bid prices of the bonds, the sales charge described below, cash, if any, in the Principal Account and accrued interest, if any. The actual sales charge that may be paid by an investor may differ slightly from the sales charges due to rounding that occurs in the calculation of the Public Offering Price and in the number of Units purchased. The minimum purchase is one Unit. Certain broker-dealers or selling firms may charge an order handling fee for processing Unit purchases.

   The maximum secondary market sales charge is computed as described in the following table based upon the estimated long-term return life in years (ELTR
Life) of a Trust's portfolio:

ELTR Life (Years)              Sales Charge
-------------------------------------------
Less than 2 .................      1.50%
2 but less than 4 ...........      2.00
4 but less than 6 ...........      3.00
6 but less than 8 ...........      3.50
8 but less than 11 ..........      4.00
11 but less than 15 .........      4.50
15 and over .................      4.80

   The ELTR Life represents the estimated life of the bonds in a Trust's portfolio as determined for purposes of calculating Estimated Long-Term Return. See "Estimated Current and Long-Term Returns". The sales charges in the above table are expressed as a percentage of the secondary market Public Offering Price per Unit. For example, the maximum secondary market sales charge for a Trust with an ELTR Life of "6 but less than 8" years would be 3.50% of the Public Offering Price per Unit (3.630% of the aggregate bid price of the bonds).

   Reducing Your Sales Charge. Employees, officers and directors (including their spouses (or the equivalent if recognized under local law) and children or step-children under 21 living in the same household, parents or step-parents and trustees, custodians or fiduciaries for the benefit of such persons) of Invesco Capital Markets, Inc. and its affiliates and dealers and their affiliates may purchase Units at the Public Offering Price less the applicable dealer concession. All employee discounts are subject to the policies of the related selling firm. Only employees, officers and directors of companies that allow their employees to participate in this employee discount program are eligible for the discounts.

   Unit Price. The Public Offering Price of Units will vary from the amounts stated under "Summary of Essential Financial Information" in Prospectus Part I in accordance with fluctuations in the prices of the bonds. The "Evaluation Time" is the close of trading on the New York Stock Exchange on each day that the Exchange is open for regular trading or earlier on days where the Bond Market Association recommends an early bond market close. Orders received by the Trustee or Sponsor for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price. The secondary market Public Offering Price per Unit will be equal to the aggregate bid price of the bonds plus the applicable secondary market sales charge and dividing the sum by the number of Units outstanding. For secondary market purposes, this computation will be made by the Evaluator as of the Evaluation Time for each day on which any Unit is tendered for redemption and as necessary. The offering price of bonds may be expected to range approximately from 0.125% to 1.375% more than the bid price.

   The aggregate price of the bonds is determined on the basis of bid prices
(a) on the basis of current market prices obtained from dealers or brokers who customarily deal in bonds comparable to those held by the Fund; (b) if these prices are not available, on the basis of current market prices for comparable bonds; (c) by causing the value of the bonds to be determined by others engaged in the practice of evaluation, quoting or appraising comparable bonds; or (d) by any combination of the above. Market prices of the bonds will generally fluctuate with changes in market interest rates.

   A person will become the owner of Units on the date of settlement provided payment has been received. Cash, if any, made available to the Sponsor prior to the date of settlement for the purchase of Units may be used in the Sponsor's business and may be deemed to be a benefit to the Sponsor, subject to the limitations of the Securities Exchange Act of 1934, as amended ("1934 Act").

   Accrued Interest. Accrued interest is an accumulation of unpaid interest on securities which generally is paid by the bonds semi-annually, although each Trust accrues interest daily. Because of this, a Trust always has an amount of interest earned but not yet collected by the Trustee. For this reason, with respect to purchases of Units in the secondary market, the proportionate share of accrued interest to the settlement date is added to the Public Offering Price of Units. You will receive the amount of accrued interest paid on your Units on the next distribution date. Because of the varying interest payment dates of the bonds, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unitholders. If you sell or redeem all or a portion of your Units, you will be entitled to receive your proportionate share of the accrued interest from the purchaser of your Units.

   Unit Distribution. Units will be distributed to the public by broker-dealers and others at the Public Offering Price, plus accrued interest. The Sponsor intends to qualify Units for sale in a number of states. Broker-dealers or others will be allowed a concession or agency commission in connection with the distribution of Units equal to 80% of the sales charge applicable to the transaction provided that the Units are acquired from the Sponsor. Certain commercial banks may be making Units available to their customers on an agency basis. A portion of the sales charge paid by these customers (equal to the agency commission referred to above) is retained by or remitted to the banks. Any discount provided to investors will be borne by the selling dealer or agent. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units and to change the amount of the concession or agency commission to dealers and others up to the entire amount of the sales charge.

   Sponsor Compensation. The Sponsor will receive a gross sales commission equal to the sales charge applicable to the transaction involved. See "Public Offering--General". In addition, the Sponsor realized a profit or loss, as a result of the difference between the price paid for the bonds by the Sponsor and the cost of the bonds to a Trust. The Sponsor has not participated as sole underwriter or as manager or as a member of the underwriting syndicates from which the bonds in the Trusts were acquired. The Sponsor may further realize profit or loss as a result of possible fluctuations in the market value of the bonds since all proceeds received from purchasers of Units (excluding dealer concessions or agency commissions allowed, if any) will be retained by the Sponsor. The Sponsor will also realize profits or losses in the amount of any difference between the price at which Units are purchased and the price at which Units are resold in connection with maintaining a secondary market for Units and will also realize profits or losses resulting from a redemption of repurchased Units at a price above or below the purchase price.

   Broker-dealers of the Trusts, banks and/or others are eligible to participate in a program in which such firms receive from the Sponsor a nominal award for each of their representatives who have sold a minimum number of units of unit investment trusts created by the Sponsor during a specified time period. In addition, at various times the Sponsor may implement other programs under which the sales forces of such firms may be eligible to win other nominal awards for certain sales efforts, or under which the Sponsor will reallow to any such firms that sponsor sales contests or recognition programs conforming to criteria established by the Sponsor, or participate in sales programs sponsored by the Sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such persons at the public offering price during such programs. Also, the Sponsor in its discretion may from time to time pursuant to objective criteria established by the Sponsor pay fees to qualifying firms for certain services or activities which are primarily intended to result in sales of Units of the Trusts. Such payments are made by the Sponsor out of its own assets, and not out of the assets of the Trusts. These programs will not change the price Unitholders pay for their Units or the amount that the Trusts will receive from the Units sold.

   Market for Units. Although not obligated to do so, the Sponsor intends to maintain a market for Units and offer to purchase Units at prices, subject to change at any time, based upon the aggregate bid prices of the bonds plus accrued interest and any principal cash on hand, less any amounts representing taxes or other governmental charges payable out of the Trust and less any accrued Trust expenses. If the supply of Units exceeds demand or if some other business reason warrants it, the Sponsor may either discontinue all purchases of Units or discontinue purchases of Units at these prices. If a market is not maintained and the Unitholder cannot find another purchaser, a Unitholder will be able to dispose of Units by tendering them to the Trustee for redemption at the Redemption Price. See "Rights of Unitholders--Redemption of Units". A Unitholder who wishes to dispose of his Units should inquire of his broker as to current market prices in order to determine whether there is in any price in excess of the Redemption Price and, if so, the amount thereof. The Trustee will notify the Sponsor of any tender of Units for redemption. If the Sponsor's bid in the secondary market at that time equals or exceeds the Redemption Price per Unit, it may purchase the Units not later than the day on which the Units would otherwise have been redeemed by the Trustee.

RIGHTS OF UNITHOLDERS
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   Distributions of Interest and Principal. Unitholders who purchase Units in the secondary market will receive distributions in accordance with the election, if any, of the prior owner. Interest received by a Trust, pro rated on an annual basis, will be distributed monthly unless the prior owner of your Units elected to receive quarterly or semi-annual distributions. Certain Trusts offer only monthly distribution options while others offer only monthly and semi-annual distribution options. A Trust that has elected to be structured as a "regulated investment company" for federal tax purposes may make additional distributions at the end of each year.

   Interest received by a Trust, including that part of the proceeds of any disposition of bonds which represents accrued interest, is credited by the Trustee to the Interest Account. Other receipts are credited to the Principal Account. Interest received will be distributed on each distribution date to Unitholders of record as of the preceding record date. All distributions will be net of estimated expenses. The Trustee is not required to pay interest on funds held in the Principal or Interest Account (but may itself earn interest thereon and therefore benefits from the use of these funds).

   For a Trust with a Date of Deposit prior to April 21, 2009, funds in the Principal Account will be distributed on each semi-annual distribution date to Unitholders of record as of the preceding semi-annual record date. The Trustee is not required to make a distribution from the Principal Account unless the amount available for distribution therein shall equal at least $1.00 per Unit. However, should the amount available for distribution in the Principal Account equal or exceed $10.00 per Unit, the Trustee will make a special distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date.

   For a Trust with a Date of Deposit on or after April 21, 2009, should the amount available for distribution in the Principal Account equal or exceed $5.00 per Unit, the Trustee will make a distribution from the Principal Account on the next monthly distribution date to Unitholders of record on the related monthly record date. However, funds in the Principal Account will be distributed on the last distribution date of each calendar year to Unitholders of record as of the preceding record date if the amount available for distribution shall equal at least $1.00 per Unit.

   Because interest payments are not received by a Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of the record date. For the purpose of minimizing fluctuations in interest distributions, the Trustee is authorized to advance amounts necessary to provide interest distributions of approximately equal amounts. The Trustee is reimbursed for these advances from funds in the Interest Account on the next record date. Persons who purchase Units between a record date and a distribution date will receive their first distribution on the second distribution date after the purchase, under the applicable plan of distribution.

   Redemption of Units. All or a portion of your Units may be tendered to The Bank of New York Mellon, the Trustee, for redemption at Unit Investment Trust Division, 111 Sanders Creek Parkway, East Syracuse, New York 13057, on any day the New York Stock Exchange is open. No redemption fee will be charged by the Sponsor or the Trustee, but you are responsible for applicable governmental charges, if any. Units redeemed by the Trustee will be canceled. You may redeem all or a portion of your Units by sending a request for redemption to your bank or broker-dealer through which you hold your Units. No later than three business days (or any shorter period as may be prescribed by the applicable rules under the 1934 Act) following satisfactory tender, the Unitholder will receive an amount for each Unit equal to the Redemption Price per Unit next computed after receipt by the Trustee of the tender of Units. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time on days of trading on the New York Stock Exchange, the date of tender is the next day on which that Exchange is open and the Units will be deemed to have been tendered to the Trustee on that day for redemption at the Redemption Price. Redemption requests received by authorized financial professionals prior to the Evaluation Time that are properly transmitted to the Trustee by the time designated by the Trustee, are priced based on the date of receipt. Redemption requests received by the Trustee after the Evaluation Time, and redemption requests received by authorized financial professionals after the Evaluation Time or redemption requests received by such persons that are not transmitted to the Trustee until after the time designated by the Trustee, are priced based on the date of the next determined redemption price provided they are received timely by the Trustee on such date. It is the responsibility of authorized financial professionals to transmit redemption requests received by them to the Trustee so they will be received in a timely manner. Certain broker-dealers or selling firms may charge an order handling fee for processing redemption requests. Units redeemed directly through the Trustee are not subject to such fees.

   Under Internal Revenue Service ("IRS") regulations, the Trustee is required to withhold a specified percentage of a Unit redemption if the Trustee has not received the Unitholder's tax identification number as required by such regulations. Any amount withheld is transmitted to the IRS and may be recovered by the Unitholder only when filing a return. Under normal circumstances the Trustee obtains the Unitholder's tax identification number from the selling broker. However, at any time a Unitholder elects to tender Units for redemption, the Unitholder should provide a tax identification number to the Trustee in order to avoid this possible "back-up withholding".

   The Redemption Price per Unit (as well as the secondary market Public Offering Price) will be determined on the basis of the bid price of the bonds as of the Evaluation Time on days of trading on the New York Stock Exchange on the date any such determination is made. The Evaluator determines the Redemption Price per Unit on days Units are tendered for redemption. The Redemption Price per Unit is the pro rata share of each Unit on the basis of
(i) the cash on hand in the Trust or moneys in the process of being collected,
(ii) the value of the bonds based on the bid prices of the bonds, except for cases in which the value of insurance (if any) has been included, (iii) accrued interest, less (a) amounts representing taxes or other governmental charges and
(b) the accrued Trust expenses. The Evaluator may determine the value of the bonds by employing any of the methods set forth in "Public Offering--Offering Price". Accrued interest paid on redemption shall be withdrawn from the Interest Account or, if the balance therein is insufficient, from the Principal Account. All other amounts will be withdrawn from the Principal Account. Units so redeemed shall be cancelled.

   The price at which Units may be redeemed could be less than the price paid by the Unitholder and may be less than the par value of the bonds represented by the Units redeemed. The Trustee may sell bonds to cover redemptions. When bonds are sold, the size and diversity of the Trust will be reduced. Sales may be required at a time when bonds would not otherwise be sold and might result in lower prices than might otherwise be realized.

   In addition, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, the Trustee reserves the right to satisfy any redemption of 1,000 or more Units with an aggregate redemption price of $1,000,000 or more in an in kind distribution of bonds. An in kind distribution of bonds will be made by the Trustee through the distribution of each of the bonds in the Trust in book-entry form to the account of the Unitholder's broker-dealer at Depository Trust Company. Amounts representing fractional portions of a bond will be distributed in cash. The Trustee may adjust the bonds included in a Unitholder's in kind distribution to facilitate the distribution of whole bonds. Special tax consequences will result if a Unitholder receives an in kind distribution. See "Tax Status".

   The right of redemption may be suspended and payment postponed for any period during which the New York Stock Exchange is closed, other than for customary weekend and holiday closings, or during which the SEC determines that trading on that Exchange is restricted or an emergency exists, as a result of which disposal or evaluation of the bonds is not reasonably practicable, or for other periods as the Securities and Exchange Commission (the "SEC") may by order permit. Under certain extreme circumstances the Sponsor may apply to the SEC for an order permitting a full or partial suspension of the right of Unitholders to redeem their Units.

   Exchange Option. When you redeem Units of your Trust or when your Trust terminates, you may be able to exchange your Units for units of other Invesco unit trusts at a reduced sales charge. An exchange does not avoid a taxable disposition of your redeemed Units. You should contact your financial professional for more information about trusts currently available for exchanges. Before you exchange Units, you should read the prospectus of the new trust carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. We may discontinue this option at any time. The exchange will generally be treated as a sale and a taxable transaction for federal and state income tax purposes.

   Units. Ownership of Units is evidenced in book-entry form only and will not be evidenced by certificates. Units purchased or held through your bank or broker-dealer will be recorded in book-entry form and credited to the account of your bank or broker-dealer at the Depository Trust Company ("DTC"). Units are transferable by contacting your bank or broker-dealer through which you hold your Units. Transfer, and the requirements therefore, will be governed by the applicable procedures of DTC and your agreement with the DTC participant in whose name your Units are registered on the transfer records of DTC.

   Reports Provided. Unitholders will receive a statement of interest and other receipts received for each distribution. For as long as the Sponsor deems it to be in the best interest of Unitholders, the accounts of each Trust will be audited annually by an independent registered public accounting firm and the report of the accountants will be furnished to Unitholders upon request. Within a reasonable period of time after the end of each year, the Trustee will furnish to each person who was a registered Unitholder during that year a statement describing the interest and principal received on the bonds, actual Trust distributions, Trust expenses, a list of the bonds and other Trust information. Unitholders will be furnished the Evaluator's evaluations of the bonds upon request to the Trustee. If you have questions regarding your account or your Trust, please contact your financial advisor or the Trustee. The Sponsor does not have access to individual account information.

INSURANCE ON THE BONDS IN THE INSURED TRUSTS
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   Insurance may have been obtained guaranteeing prompt payment of interest and principal, when due, in respect of some or all of the bonds in your Trust. The premium for any Preinsured Bond Insurance has been paid by the issuer, by a prior owner of the bonds and any policy is non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. More detailed information regarding insurance on the bonds and the Preinsured Bond Insurer is included in the Information Supplement. See "Additional Information".

FUND ADMINISTRATION
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   Sponsor. Invesco Capital Markets, Inc. is the Sponsor of your Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of December 31, 2016, the total stockholders' equity of Invesco Capital Markets, Inc. was $107,687,549.82 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $812.9 billion as of December 31, 2016.

   The Sponsor and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust. The Information Supplement contains additional information about the Sponsor.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the Securities and Exchange Commission, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

   Trustee. The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. If you have any questions regarding your account or your Trust, please contact the Trustee at its principal unit investment trust division offices or your financial advisor. The Sponsor does not have access to individual account information. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law. Additional information regarding the Trustee is set forth in the Information Supplement, including the Trustee's qualifications and duties, its ability to resign, the effect of a merger involving the Trustee and the Sponsor's ability to remove and replace the Trustee. See "Additional Information".

   Portfolio Administration. The Trusts are not managed funds and, except as provided in the Trust Agreement, bonds generally will not be sold or replaced. The Sponsor may, however, direct that bonds be sold in certain limited situations to protect the Trust based on advice from the Supervisor. These situations may include default in interest or principal payments on the bonds or other obligations of an issuer, an advanced refunding or institution of certain legal proceedings. In addition, the Trustee may sell bonds designated by the Supervisor for purposes of redeeming Units or payment of expenses. The Supervisor will consider a variety of factors in designating bonds to be sold including interest rates, market value and marketability. Except in limited circumstances, the Trustee will generally reject (and must reject with respect to any Trust deposited on or before August 1, 2006) any offer by an issuer to issue bonds in exchange or substitution for the bonds (such as a refunding or refinancing plan). The Trustee will promptly notify Unitholders of any exchange or substitution. The Information Supplement contains a more detailed description of circumstances in which bonds may be sold or replaced. See "Additional Information".

   If a Trust is structured as a "regulated investment company" for federal tax purposes, the Sponsor may direct the reinvestment of proceeds of the sale of bonds if the sale is the direct result of serious adverse credit factors which, in the opinion of the Sponsor, would make retention of the bonds detrimental to the Trust. In such a case, the Sponsor may, but is not obligated to, direct the reinvestment of sale proceeds in any other securities that meet the criteria for inclusion in the trust on the Date of Deposit. The Sponsor may also instruct the Trustee to take action necessary to ensure that such a Trust continues to satisfy the a regulated investment company and to avoid imposition of tax on undistributed income of the Trust.

   Replacement Bonds. No assurance can be given that a Trust will retain its present size or composition because bonds may be sold, redeemed or mature from time to time and the proceeds will be distributed to Unitholders and will not be reinvested. In the event of a failure to deliver any bond that has been purchased under a contract ("Failed Bonds"), the Sponsor is authorized under the Trust Agreement to direct the Trustee to acquire other bonds ("Replacement Bonds") to make up the original portfolio of a Trust. Replacement Bonds must be purchased within 20 days after delivery of the notice of the failed contract and the purchase price (exclusive of accrued interest) may not exceed the amount of funds reserved for the purchase of the Failed Bonds. The Replacement Bonds must be substantially identical to the Failed Bonds in terms of (i) the exemption from federal and state taxation, (ii) maturity, (iii) yield to maturity and current return, (iv) Standard & Poor's or Moody's ratings, and (v) insurance on a bond in an Insured Trust. The Trustee shall notify all Unitholders of a Trust within five days after the acquisition of a Replacement Bond and shall make a pro rata distribution of the amount, if any, by which the cost of the Failed Bond exceeded the cost of the Replacement Bond plus accrued interest. If Failed Bonds are not replaced, the Sponsor will refund the sales charge attributable to the Failed Bonds to all Unitholders of the Trust and distribute the principal and accrued interest (at the coupon rate of the Failed Bonds to the date of removal from the Trust) attributable to the Failed Bonds within 30 days after removal. All interest paid to a Unitholder which accrued after the expected date of settlement for Units will be paid by the Sponsor and accordingly will not be treated as tax-exempt income. If Failed Bonds are not replaced, the Estimated Net Annual Interest Income per Unit would be reduced and the Estimated Current Return and Estimated Long-Term Return might be lowered. Unitholders may not be able to reinvest their proceeds in other securities at a yield equal to or in excess of the yield of the Failed Bonds.

   Amendment of Trust Agreement. The Sponsor and the Trustee may amend the Trust Agreement without the consent of Unitholders to correct any provision which may be defective or to make other provisions that will not materially adversely affect the interest of the Unitholders (as determined in good faith by the Sponsor and the Trustee) or to maintain the tax status of a Trust. The Trust Agreement may not be amended to increase the number of Units or to permit the acquisition of bonds in addition to or in substitution for any of the bonds initially deposited in a Trust, except for the substitution of certain refunding bonds. The Trustee will notify Unitholders of any amendment.

   Termination of Trust Agreement. A Trust will terminate upon the redemption, sale or other disposition of the last bond held in the Trust. A Trust may also be terminated at any time by consent of Unitholders of 51% of the Units then outstanding (or, with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units then outstanding) or by the Trustee when the value of the Trust is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriter, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trustee will notify each Unitholder of any termination within a reasonable time and will then liquidate any remaining bonds. The sale of bonds upon termination may result in a lower amount than might otherwise be realized if the sale was not required at that time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount of bonds per Unit or value at the time of purchase. The Trustee will distribute to each Unitholder his share of the balance of the Interest and Principal Accounts after deduction of costs, expenses or indemnities. The Unitholder will receive a final distribution statement with this distribution. When the Trustee in its sole discretion determines that any amounts held in reserve are no longer necessary, it will distribute these amounts to Unitholders. The Information Supplement contains further information regarding termination of a Trust. See "Additional Information".

   Limitation on Liabilities. The Sponsor, Supervisor, Evaluator and Trustee shall be under no liability to Unitholders for taking any action or for refraining from taking any action in good faith pursuant to the Trust Agreement, or for errors in judgment, but shall be liable only for their own willful misfeasance, bad faith or gross negligence (negligence in the case of the Trustee) in the performance of their duties or by reason of their reckless disregard of their obligations and duties hereunder. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the bonds. In the event of the failure of the Sponsor to act under the Trust Agreement, the Trustee may act thereunder and shall not be liable for any action taken by it in good faith under the Trust Agreement. The Trustee is not liable for any taxes or governmental charges imposed on the bonds, on it as Trustee under the Trust Agreement or on the Fund which the Trustee may be required to pay under any present or future law of the United States of America or of any other taxing authority having jurisdiction. In addition, the Trust Agreement contains other customary provisions limiting the liability of the Trustee. The Trustee and Sponsor may rely on any evaluation furnished by the Evaluator and have no responsibility for the accuracy thereof. Determinations by the Evaluator shall be made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unitholders for errors in judgment.

FEDERAL TAX STATUS
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Grantor Trusts

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that has been structured to be treated as a grantor trust for federal tax purposes. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice and opinion of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trust. The Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Assets of the Trust. The Trust will hold various debt obligations (the "Bonds") of state and local governmental entities that constitute debt the interest on which is excluded from gross income for federal income tax purposes as described below. It is possible that the Trust will also hold other assets, including assets that are treated differently for federal income tax purposes from those described above, in which case you will have federal income tax consequences different from or in addition to those described in this section. All of the assets held by the Trust constitute the "Trust Assets." Neither our counsel nor we have analyzed the proper federal income tax treatment of the Trust Assets.

   Trust Status. If the Trust is at all times operated in accordance with the documents establishing the Trust and certain requirements of federal income tax law are met, the Trust will not be taxed as a corporation for federal income tax purposes. As a Unit owner, you will be treated as the owner of a pro rata portion of each of the Trust Assets, and as such you will be considered to have received a pro rata share of income (e.g., interest, accruals of original issue discount and market discount, and capital gains, if any) from each Trust Asset when such income would be considered to be received by you if you directly owned the Trust Assets. This is true even if you elect to have your distributions reinvested into additional Units. In addition, the income from Trust Assets that you must take into account for federal income tax purposes is not reduced by amounts used to pay sales charges or Trust expenses.

   Exclusion from Gross Income of Interest. At the respective times of issuance of the Bonds, opinions relating to the validity thereof and to the exclusion of interest thereon from federal gross income were rendered by bond counsel to the respective issuing authorities, based on certain representations and subject to compliance with certain covenants. Neither the Sponsor nor its counsel have made any special review for the Trust of the proceedings relating to the issuance of the Bonds, the bases for the bond counsel opinions, or compliance with the covenants required for tax-exemption. The IRS has an ongoing program of auditing tax-exempt obligations to determine whether, in the view of the IRS, interest on such tax-exempt obligations is includible in the gross income of the owners thereof for federal income tax purposes. It cannot be predicted whether or not the IRS will commence an audit of any of the Bonds. If an audit is commenced, under current procedures of the IRS, Unitholders may have no right to participate in such procedure. If the interest on a Bond should be determined to be taxable, the Bond would generally have to be sold at a substantial discount. In addition, investors could be required to pay income tax on interest received both prior to and after the date on which interest is determined to be taxable.

   Your pro rata share of interest on the Bonds will be excluded from your gross income for federal income tax purposes to the same extent that such interest would be excluded from your gross income if you directly owned the Bonds. However, such interest may be taken into account in computing the alternative minimum tax, and the branch profits tax imposed on certain foreign corporations.

   Ownership of the Units may result in collateral federal income tax consequences to certain Unit holders, including, without limitation, corporations subject to the branch profits tax, financial institutions, certain insurance companies, certain S corporations, individual recipients of Social Security or Railroad Retirement benefits and Unit holders who may be deemed to have incurred (or continued) indebtedness to purchase or carry tax-exempt obligations.

   If you are a "substantial user" of the facilities financed with the proceeds of certain Bonds, or a related person to a substantial user, you will not be able to exclude from your gross income interest with respect to these Bonds. "Substantial user" and "related person" are defined under federal income tax law.

   For purposes of computing the alternative minimum tax for individuals and corporations, interest on certain bonds is included as an item of tax preference.

   In the case of certain corporations, the alternative minimum tax depends upon the corporation's alternative minimum taxable income ("AMTI"), which is the corporation's taxable income with certain adjustments. One of the adjustment items used in computing AMTI of a corporation (excluding S Corporations, Regulated Investment Companies, Real Estate Investment Trusts, REMICs or FASITs) is an amount equal to 75% of the excess of such corporation's "adjusted current earnings" over an amount equal to its AMTI (before such adjustment item and the alternative tax net operating loss deduction). "Adjusted current earnings" includes all tax-exempt interest, including interest on all of the Bonds in the Trust. However, legislation added in 2009 provides that interest on tax-exempt bonds issued in 2009 and 2010 is not included in the corporate adjustment based on current earnings. In addition, a branch profits tax is levied on the "effectively connected earnings and profits" of certain foreign corporations, which include tax-exempt interest, such as interest on the Bonds in the Trust.

   Your Tax Basis and Income or Loss upon Disposition. If your Trust disposes of Trust Assets, you will generally recognize gain or loss. If you dispose of your Units or redeem your Units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in the related Trust Assets from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each Trust Asset by apportioning the cost of your Units, including sales charges, among the Trust Assets ratably according to their values on the date you acquire your Units. In certain circumstances, however, you may have to adjust your tax basis after you acquire your Units (for example, in the case of accruals of original issue discount, market discount, premium and accrued interest, as discussed below).

   Dividends and net capital gains also are subject to a 3.8% federal tax on net investment income for taxpayers at higher income levels.

   Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income.

   Discount, Accrued Interest and Premium on Bonds. Some Bonds may have been issued with original issue discount. This generally means that the Bonds were originally issued at a price below their face (or par) value. Original issue discount accrues on a daily basis and generally is treated as interest income for federal income tax purposes. Thus, the accrual of original discount will be excluded from your gross income for federal income tax purposes to the same extent as interest on the Bonds, as discussed above. Your basis of each Bond that was issued with original issue discount must be increased as original issue discount accrues.

   Some Bonds may have been purchased by you or your Trust at a market discount. Market discount is generally the excess of the stated redemption price at maturity for the Bond over the purchase price of the Bond. Market discount can arise based on the price your Trust pays for a Bond or based on the price you pay for your Units. Market discount is taxed as ordinary income. You will recognize this income when your Trust receives principal payments on the Bond, when the Bond is disposed of or redeemed, or when you sell or redeem your Units. Alternatively, you may elect to include market discount in taxable income as it accrues. Whether or not you make this election will affect how you calculate your basis and the timing of certain interest expense deductions.

   Alternatively, some Bonds may have been purchased by you or your Trust at a premium. Generally, if the tax basis of your pro rata portion of any Bond, generally including sales charges, exceeds the amount payable at maturity, such excess is considered premium. You must amortize bond premium on a constant yield basis over the remaining term of the Bond in a manner that takes into account potential call dates and call prices. You cannot deduct amortized bond premium relating to a Bond. The amortized bond premium is treated as a reduction in the tax-exempt interest received. As bond premium is amortized, it reduces your basis in the Bond. The tax basis reduction requirement may result in your realizing a taxable gain when your Units are sold or redeemed for an amount equal to or less than your cost.

   If the price of your Units includes accrued interest on a Bond, you must include the accrued interest in your tax basis in that Bond. When your Trust receives this accrued interest, you must treat it as a return of capital and reduce your tax basis in the Bond.

   This discussion provides only the general rules with respect to the tax treatment of original issue discount, market discount and premium. The rules, however, are complex and special rules apply in certain circumstances. For example, the accrual of market discount or premium may differ from the discussion set forth above in the case of Bonds that were issued with original issue discount.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, it is considered a sale for federal income tax purposes and any gain on the sale will be treated as a capital gain, and, in general, any loss will be treated as a capital loss. However, any loss you incur in connection with the exchange of your Units of your Trusts for units of the next series will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical Trust Assets under the wash sale provisions of the Internal Revenue Code of 1986, as amended (the "Code").

   In Kind Distributions. Under certain circumstances as described in this prospectus, you may request an In Kind Distribution of Trust Assets when you redeem your Units. By electing to receive an In Kind Distribution, you will receive Trust Assets plus, possibly, cash. You will not recognize gain or loss if you only receive whole Trust Assets in exchange for the identical amount of your pro rata portion of the same Trust Assets held by your Trust. However, if you also receive cash in exchange for a Trust Asset or a fractional portion of a Trust Asset, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in such Trust Asset or fractional portion.

   Limitations on the Deductibility of Trust Expenses. Generally, for federal income tax purposes, you must take into account your full pro rata share of your Trust's income, even if some of that income is used to pay Trust expenses. You may deduct your pro rata share of each expense paid by your Trust to the same extent as if you directly paid the expense. You may be required to treat some or all of the expenses of your Trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income. Your ability to deduct Trust expenses is also limited to the extent the expenses are allocable to tax-exempt interest from the Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA applies: (i) with respect to distributions from your Trust and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

Regulated Investment Companies

   This section summarizes some of the principal U.S. federal income tax consequences of owning Units of a Trust that intends to qualify as a "regulated investment company" under the federal tax laws. Please see "Notes to Financial Statements" in Prospectus Part I. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, a tax-exempt entity, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences of an investment in a Trust.

   This federal income tax summary is based in part on the advice of counsel to the Sponsor. The IRS could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review the federal income tax treatment of the assets to be deposited in the Trusts. A Trust may be subject to penalties under federal tax law with respect to its compliance and reporting obligations.

   As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

   Trust Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. If a Trust qualifies as a regulated investment company and distributes its income as required by the tax law, such Trust generally will not pay federal income taxes. In addition, such Trusts intend to hold a sufficient amount of their assets in bonds that are exempt from U.S. federal income taxation so as to qualify to distribute exempt-interest dividends to Unitholders. Such exempt-interest dividends are not subject to regular U.S. federal income tax, but may be subject to the alternative minimum tax. The Trusts may hold bonds issued by the Government of Puerto Rico or under its authority. Such bonds are exempt from taxation by the U.S. federal government, the government of Puerto Rico, any state or its political subdivisions, any possession of the United States, or the District of Columbia.

   Distributions. After the end of each year, you will receive a tax statement that specifies your amounts of exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your federal tax rate for ordinary income. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. In addition, the Trust may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Trust is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Trust that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales charge, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

   Dividends Received Deduction and Qualified Dividend Income. A corporation that owns Units generally will not be entitled to the dividends received deduction with respect to dividends received from a Trust because the dividends received deduction is generally not available for distributions from regulated investment companies that do not invest in stock. An individual that owns Units generally will not be entitled to treat dividends received from a Trust as qualified dividend income currently taxed at long-term capital gains rates because it is not expected that such dividends will be attributable to qualified dividend income received by such Trust.

   Sale or Redemption of Units. If you sell or redeem your Units, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your adjusted tax basis in your Units from the amount you receive in the transaction. Your tax basis in your Units is generally equal to the cost of your Units, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Units. Further, if you hold your Units for six months or less, any loss incurred by you related to the disposition of such a Unit will be disallowed to the extent of the exempt-interest dividends you received, if any.

   Capital Gains and Losses. Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Units to determine your holding period. However, if you receive a capital gain dividend from your Trust and sell your Unit at a loss after holding it for six months or less, the loss will be disallowed to the extent of the exempt-interest dividends you received. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

   There is no requirement that tax consequences be taken into account in administering your Portfolio.

   Exchanges. If you elect to have your proceeds from your Trust rolled over into a future Invesco-sponsored unit investment trust, the exchange would generally be considered a sale and a taxable transaction for federal income tax purposes.

   In Kind Distributions. Under certain circumstances, as described in this prospectus, you may receive an in kind distribution of Trust Assets when you redeem your Units. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received, and subject to certain limitations on the deductibility of losses under the tax rules.

   Deductibility of Trust Expenses. Generally, expenses incurred by your Trust will be deducted from the gross income received by your Trust and only your share of the Trust's net taxable income, if any, will be paid to you and reported as taxable income to you. However, if the Units of your Trust are held by fewer than 500 Unitholders at any time during a taxable year, your Trust will generally not be able to deduct certain expenses from income, thus resulting in your reported share of your Trust's taxable income being increased by your share of those expenses, even though you do not receive a corresponding cash distribution. In this case you may be able to take a deduction for these expenses; however, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.

   Further, because the Trusts pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your Units.

   Investors may be subject to state, local, or foreign taxes in connection with their investment in a Trust. Investors are encouraged to consult their own tax advisors regarding the specific federal (including the federal alternative minimum tax), state, local, and foreign tax consequences that may affect them as a result of an investment in a Trust.

   The Foreign Account Tax Compliance Act ("FATCA"). A 30% withholding tax on your Trust's distributions, including capital gains distributions, and on gross proceeds from the sale or other disposition of Units generally applies if paid to a foreign entity unless: (i) if the foreign entity is a "foreign financial institution" as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a "foreign financial institution," it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If required under the rules above and subject to the applicability of any intergovernmental agreements between the United States and the relevant foreign country, withholding under FATCA applies: (i) with respect to distributions from your Portfolio and (ii) with respect to certain capital gains distributions and gross proceeds from a sale or disposition of Units that occur on or after January 1, 2019. If withholding is required under FATCA on a payment related to your Units, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. Your Trust will not pay any additional amounts in respect of amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

STATE TRUST RISK FACTORS AND TAX STATUS
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State Tax Exemptions In General

   The U.S. Supreme Court has upheld the ability of the states to provide a state tax exemption for interest derived from in-state municipal bonds while subjecting interest derived from municipal bonds issued by other states and their political subdivisions to tax. The Court's decision affirms current market practice and should not impact the state and local income and franchise tax treatment of distributions from the Trusts as described herein.

Grantor Trusts

   California Risk Factors. The financial condition of the State of California is affected by various national, economic, social and environmental policies and conditions. Additionally, limitations imposed by constitutional amendments, legislative measures, or voter initiatives on the State and its local governments concerning taxes, bond indebtedness and other matters may constrain the revenue-generating capacity of the State and its local governments and, therefore, the ability of the issuers of the Bonds to satisfy their obligations.

   The economic vitality of the State and its various regions and, therefore, the ability of the State and its local governments to satisfy the Bonds, are affected by numerous factors, such as natural disasters, complications with exports and industry deregulation.

   California state and local government obligations may be adversely affected by political and economic conditions and developments within California and the nation as a whole. Since the end of the recession, both the state and the U.S. have been in the midst of a modest, drawn-out recovery from the economic downturn. California's Legislature, in addition to adopting severe budget cuts and temporary tax increases, deferred numerous payment obligations to schools and local governments in order to resolve the State's multibillion dollar budget gaps during the downturn. With the improvements to the State's budgetary and fiscal condition, addressing these outstanding obligations as well as California's significant unfunded pension liabilities has become a priority in the state's budget. Consensus among economists is that the economic outlook for the State will continue to improve in the near term however, the economy and California's fiscal condition remain subject to various fiscal risks and pressures which could adversely affect the state's recovery or result in a return to budget deficits.

   The State may be a party to numerous lawsuits in which an adverse final decision could materially affect the State's governmental operations and consequently its ability to pay debt service on its obligations.

   Further information concerning California risk factors may be obtained upon request to the Sponsor as described in "Additional Information".

   California Tax Status. Certain Trusts intend to qualify as "grantor trusts" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a grantor trust, see "Federal Tax Status--Grantor Trusts" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Grantor Trusts--California Tax Status" are defined solely for purposes of this subsection and are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a grantor trust for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   At the time of the closing, special California tax counsel ("California Counsel") to the Trust rendered an opinion substantially in the form below addressing certain California tax consequences under then-existing California income tax law to Unitholders subject to California income tax.

   California Counsel examined the income tax laws of the State of California to determine their applicability to the Trust and to the holders of Units in the Trust who are full-time residents of the State of California ("California Unitholders"). The assets of the Trust will consist of bonds issued by the State of California or a local government of California (the "California Bonds") or by the Commonwealth of Puerto Rico or its authority (the "Possession Bonds", and together with the California Bonds, the "Bonds"). For purposes of rendering its opinions at closing, California Counsel assumed that each asset of the Trust will be debt, the interest on which is excluded from gross income for federal income tax purposes.

   Neither the Sponsor, nor its counsel, nor California Counsel has independently examined the Bonds to be deposited in and held in the Trust. However, although California Counsel expressed no opinion with respect to the issuance of the Bonds, in rendering its opinion at closing it assumed that: (i) the Bonds were validly issued, (ii) the interest thereon is excludable from gross income for federal income tax purposes, and (iii) interest on the Bonds, if received directly by a California Unitholder, would be exempt from the income tax imposed by the State of California that is applicable to individuals, trusts and estates (the "California Personal Income Tax"). The opinion of California Counsel did not address the taxation of persons other than full time residents of California. California Counsel assumed that, at the respective times of issuance of the Bonds, opinions that the Bonds were validly issued and that interest on the Bonds is excluded from gross income for federal income tax purposes were rendered by bond counsel to the respective issuing authorities. In addition, California Counsel assumed that, with respect to the California Bonds, bond counsel to the issuing authorities rendered opinions that the interest on the California Bonds is exempt from the California Personal Income Tax and, with respect to the Possession Bonds, bond counsel to the issuing authorities rendered opinions that the Possession Bonds and the interest thereon is exempt from all state and local income taxation. Neither the Sponsor nor its counsel nor California Counsel made any review for the Trust of the proceedings relating to the issuance of the Bonds or of the basis for the opinions rendered in connection therewith.

   Based upon the foregoing, and upon an investigation of such matters of law as California Counsel considered to be applicable, California Counsel rendered its opinion to the Trust at closing that, under then-existing California law:

     (1) The Trust is not an association taxable as a corporation for purposes of the California Corporation Tax Law, and each California Unitholder will be treated as the owner of a pro rata portion of the Trust, and the income of such portion of the Trust will be treated as the income of the California Unitholders for purposes of the California Personal Income Tax.

     (2) Interest on the Bonds which is exempt from tax under the California Personal Income Tax when received by the Trust, and which would be excludable from California taxable income for purposes of the California Personal Income Tax if received directly by a California Unitholder, will be excludable from California taxable income for purposes of the California Personal Income Tax when received by the Trust and distributed to a California Unitholder.

     (3) Each California Unitholder of the Trust will generally recognize gain or loss for California Personal Income Tax purposes if the Trustee disposes of a Bond (whether by redemption, sale or otherwise) or when the California Unitholder redeems or sells Units of the Trust, to the extent that such a transaction results in a recognized gain or loss to such California Unitholder for federal income tax purposes. However, there are certain differences between the recognition of gain or loss for federal income tax purposes and for California Personal Income Tax purposes, and California Unitholders are advised to consult their own tax advisors. Tax basis reduction requirements relating to amortization of bond premium may, under some circumstances, result in a California Unitholder realizing taxable gain for California Personal Income Tax purposes when a Unit is sold or redeemed for an amount equal to or less than its original cost.

     (4) Under the California Personal Income Tax, interest on indebtedness incurred or continued by a California Unitholder to purchase Units in the Trust is not deductible for purposes of the California Personal Income Tax.

   The opinion of California Counsel was limited to California Unitholders subject to the California Personal Income Tax. No opinion was expressed with respect to the taxation of California Unitholders subject to the California Corporation Tax Law, and such California Unitholders are advised to consult their own tax advisors. California Counsel did note, however, that interest on the underlying Bonds attributed to a California Unitholder that is subject to the California Corporation Tax Law may be includible in its gross income for purposes of determining its California franchise tax. California Counsel did not examine any of the Bonds to be deposited and held in the Trust or the proceedings for the issuance thereof or the opinions of bond counsel with respect thereto, and California Counsel expressed no opinion with respect to taxation under any other provisions of California law.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Regulated Investment Companies

   California Tax Status. Certain Trusts intend to elect and to qualify annually as "regulated investment companies" under the federal tax laws. For a discussion of the federal tax treatment of income earned on Units of a Trust that is a regulated investment company, see "Federal Tax Status--Regulated Investment Companies" above.

   All terms defined within this subsection "State Trust Risk Factors and Tax Status--Regulated Investment Companies--California Tax Status" are defined solely for purposes of this subsection and not are not defined terms applicable to other sections of this prospectus.

   This section summarizes some of the California tax consequences to residents of the State of California of owning Units of a California Trust (the "Trust") treated as a regulated investment company for federal income tax purposes. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. This summary is based in part on the advice of counsel to the Sponsor. The California taxing authorities could disagree with any conclusions set forth in this section.

   Unitholders of the Trust that are individuals may exclude from income for purposes of the California Personal Income Tax dividends received from the Trust that are properly designated by the Trust in a written notice mailed to the Unitholders as California exempt-interest dividends. The portion of the Trust's dividends designated as California exempt-interest dividends may not exceed the amount of interest the Trust receives during its taxable year on obligations the interest on which, if held by an individual, is exempt from taxation by the State of California, reduced by certain non-deductible expenses. The Trust may designate California exempt-interest dividends only if the Trust qualifies as a regulated investment company under the Code, and, if at the close of each quarter of its taxable year, at least 50 percent of the value of the total assets consists of obligations the interest on which when held by an individual, is exempt from taxation by the State of California. Distributions from the Trust, other than California exempt-interest dividends, will generally be subject to the California Personal Income Tax. Please note that California exempt-interest dividends received by a Unitholder subject to the California Corporation Tax Law may be includible its gross income for purposes of determining its California franchise tax and its California income tax.

   Interest on indebtedness incurred or continued to purchase or carry Units of the Trust, if the Trust distributes California exempt-interest dividends during a year, is not deductible for purposes of the California Personal Income Tax.

   Neither the Sponsor nor its counsel has independently examined the bonds or the opinions of bond counsel rendered in connection with the issuance of the bonds. Ownership of Units in the Trust may result in other California tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

EXPENSES
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   General. The Trustee will periodically deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trusts. The Trustee also may withdraw from these Accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of the Trusts. Amounts so withdrawn shall not be considered a part of a Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate Accounts. All costs and expenses incurred in creating and establishing the Trusts, including the cost of the initial preparation, printing and execution of the Trust Agreement, legal and accounting expenses, advertising and selling expenses, expenses of the Trustee, initial evaluation fees and other out-of-pocket expenses have been borne by the Sponsor at no cost to the Trusts.

   Sponsor, Supervisor, Evaluator and Trustee. The Sponsor and the Supervisor, which is an affiliate of the Sponsor, will receive the annual fees indicated under "Summary of Essential Financial Information" in Prospectus Part I for providing bookkeeping and administrative services and for providing portfolio supervisory services for the Trusts. These fees may exceed the actual costs of providing these services for a Trust but the total amount received for providing these services to all Invesco unit investment trusts will not exceed the total cost of providing the services in any calendar year. The Evaluator will receive the annual evaluation fee indicated under "Summary of Essential Financial Information" in Prospectus Part I for evaluating each Trust's portfolio. For its services the Trustee will receive the fee indicated under "Summary of Essential Financial Information" in Prospectus Part I (which may be reduced as described therein). Part of the Trustee's compensation for its services is expected to result from the use of the funds being held in the Principal and Interest Accounts for future distributions, payment of expenses and redemptions since these Accounts are non-interest bearing to Unitholders. These fees are based on the outstanding principal amount of bonds and Units on the Date of Deposit for the first year and as of the close of business on January 1 for each year thereafter. The Sponsor's, Supervisor's, Evaluator's and Trustee's fees may be increased without approval of the Unitholders by amounts not exceeding proportionate increases under the category "Services Less Rent of Shelter" in the Consumer Price Index for All Urban Consumers or, if this category is not published, in a comparable category.

   Miscellaneous Expenses. The following additional charges are or may be incurred by the Trusts: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trusts and the rights and interests of Unitholders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trusts without negligence, bad faith or willful misconduct on its part, (f) any special custodial fees payable in connection with the sale of any of the bonds in a Trust, (g) expenditures incurred in contacting Unitholders upon termination of the Trusts and (h) costs incurred to reimburse the Trustee for advancing funds to the Trusts to meet scheduled distributions (which costs may be adjusted periodically in response to fluctuations in short-term interest rates). Each Trust will pay the costs associated with updating its registration statement each year. The fees and expenses set forth herein are payable out of the Trusts. When such fees and expenses are paid by or owing to the Trustee, they are secured by a lien on the portfolio of the applicable Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell bonds to pay such amounts.

ADDITIONAL INFORMATION
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   This prospectus does not contain all the information set forth in the registration statements filed by your Trust with the SEC under the Securities Act of 1933 and the Investment Company Act of 1940 (file nos. 811-2590, 811-2870 and 811-2962). The Information Supplement, which has been filed with the SEC and is incorporated herein by reference, includes more detailed information concerning the bonds in your Trust, investment risks and general information about the Trust. Information about your Trust (including the Information Supplement) can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. You may obtain information about the Public Reference Room by calling 1-202-942-8090. Reports and other information about your Trust are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

OTHER MATTERS
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   Legal Matters. The legality of the Units offered hereby and certain matters relating to federal tax law have been passed upon by Paul Hastings LLP. Dorsey & Whitney LLP has acted as counsel to the Trustee.

   Independent Registered Public Accounting Firm. The financial statements included in Prospectus Part I have been audited by Grant Thornton LLP, independent registered public accounting firm, as set forth in their report in Prospectus Part I, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing.

Contents of Prospectus Part II
  The Trusts .....................................   2
  Estimated Current and Long-Term Returns ........   6
  Public Offering ................................   6
  Rights of Unitholders ..........................   8
  Insurance on the Bonds .........................  10
  Fund Administration ............................  10
  Federal Tax Status .............................  12
  State Trust Risk Factors and Tax Status ........  16
  Expenses .......................................  18
  Additional Information .........................  19
  Other Matters ..................................  19


Daily Prices
  o Call our 24-Hour Pricing Line
      (800) 953-6785
  o Visit our Unit Trusts Daily Prices Page http://www.invesco.com/UIT

Account Questions
  o Contact the Trustee
      (800) 856-8487

Learning More About Unit Trusts
  o Contact Invesco
      (630) 684-6000
  o Visit our Unit Trusts Internet Page
      http://www.invesco.com/UIT

Additional Information
You may obtain an Information Supplement that provides more details about your trust and its policies.

  o Visit the SEC Internet Site
      http://www.sec.gov
  o Contact the Trustee
      (800) 856-8487

                                                                    U-SECPRO0217

                               Prospectus Part II
                                 February 2017

                        Insured Municipals Income Trust

                               Investors' Quality
                                Tax-Exempt Trust

                          Van Kampen Focus Portfolios,
                                Municipal Series

                            Van Kampen Unit Trusts,
                                Municipal Series

                              Invesco Unit Trusts,
                                Municipal Series

INVESCO

                             Information Supplement


                        Insured Municipals Income Trust
                      Investors' Quality Tax-Exempt Trust
                 Van Kampen Focus Portfolios, Municipal Series
                    Van Kampen Unit Trusts, Municipal Series
                     Invesco Unit Trusts, Municipal Series
--------------------------------------------------------------------------------

   This Information Supplement provides additional information concerning the risks and operations of the Trusts which is not described in the prospectus for the Trusts. This Information Supplement should be read in conjunction with the Trust's prospectus. This Information Supplement is not a prospectus (but is incorporated into the prospectus by reference), does not include all of the information that an investor should consider before investing in a Trust and may not be used to offer or sell Units without the prospectus. Copies of the prospectus can be obtained by contacting the Sponsor's unit investment trust division at 3500 Lacey Road, Suite 700, Downers Grove, Illinois 60515-5456 or by contacting your broker. This Information Supplement is dated as of the date of Prospectus Part I and all capitalized terms have been defined in the prospectus.

                               Table of Contents

                                                             Page
              Municipal Bond Risk Factors .................    2
              Insurance on the Bonds ......................    6
              Portfolio Administration ....................   16
              Sponsor Information .........................   17
              Trustee Information .........................   17
              Termination of the Trust Agreement ..........   18
              Description of Ratings ......................   19
              State Trust Risk Factors ....................   20



INVESCO



                          Municipal Bond Risk Factors

   The Trusts include certain types of bonds described below. Accordingly, an investment in a Trust should be made with an understanding of the characteristics of and risks associated with such bonds. The types of bonds included in each Trust are described under "Portfolio" in the related Prospectus Part I. Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the bonds.

   General Obligation Bonds and Revenue Bonds. Certain of the bonds may be general obligations of a governmental entity that are backed by the taxing power of such entity. All other bonds in the Trusts are revenue bonds payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity's credit will depend on many factors. Some such factors are the entity's tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity's control. Revenue bonds, on the other hand, are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. There are, of course, variations in the security of the different bonds in a Trust, both within a particular classification and between classifications, depending on numerous factors.

   Housing Bonds. Certain of the bonds may be obligations which derive their payments from mortgage loans. Certain of such housing bonds may be FHA insured. Multi-family housing revenue bonds are payable primarily from mortgage loans to housing projects for low to moderate income families. Single family mortgage revenue bonds are issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries and owned by persons of low or moderate income. The ability of housing issuers to make debt service payments on their obligations may be affected by various economic and non-economic factors. Such factors include: occupancy levels, adequate rental income in multi-family projects, the rate of default on mortgage loans underlying single family issuers and the ability of mortgage insurers to pay claims. Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these bonds are subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such bonds will probably be redeemed prior to their scheduled maturities or even prior to their ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. Additionally, unusually high rates of default on the underlying mortgage loans may reduce revenues available for the payment of principal of or interest on such mortgage revenue bonds. In each case the issuer of the bonds has covenanted to comply with applicable requirements and bond counsel to such issuer has issued an opinion that the interest on the bonds is exempt from federal income tax under existing laws and regulations. Certain issuers of housing bonds have considered various ways to redeem bonds they have issued prior to the stated first redemption dates for such bonds. In connection with the housing bonds held by a Trust, the Sponsor at the Date of Deposit is not aware that any of the respective issuers of such bonds are actively considering the redemption of such bonds prior to their respective stated initial call dates.

   Health Care Bonds. Certain of the bonds may be health care revenue bonds. Ratings of bonds issued for health care facilities are often based on feasibility studies that contain projections of occupancy levels, revenues and expenses. A facility's gross receipts and net income available for debt service may be affected by future events and conditions including, among other things, demand for services and the ability of the facility to provide the services required, physicians' confidence in the facility, management capabilities, competition with other health care facilities, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, the cost and possible unavailability of malpractice insurance, the funding of Medicare, Medicaid and other similar third party payor programs, government regulation and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third party payor programs. It also may be necessary for a hospital or other health care facility to incur substantial capital expenditures or increased operating expenses to effect changes in its facilities, equipment, personnel and services. Hospitals and other health care facilities are additionally subject to claims and legal actions by patients and others in the ordinary course of business. There can be no assurance that a claim will not exceed the insurance coverage of a health care facility or that insurance coverage will be available to a facility.

   Public Utility and Wholesale Electric Bonds. Certain of the bonds may be obligations of public utility issuers, including those selling wholesale and retail electric power and gas. General problems of such issuers would include the difficulty in financing large construction programs in an inflationary period, the limitations on operations and increased costs and delays attributable to environmental considerations, the difficulty of the capital market in absorbing utility debt, the difficulty in obtaining fuel at reasonable prices and the effect of energy conservation. In addition, federal, state and municipal governmental authorities may from time to time review existing, and impose additional, regulations governing the licensing, construction and operation of nuclear power plants, which may adversely affect the ability of the issuers of certain of the bonds to make payments of principal and/or interest on such bonds.

   Water and Sewer Bonds. Certain of the bonds may be obligations of issuers whose revenues are derived from the sale of water and/or sewerage services. Such bonds are generally payable from user fees. The problems of such issuers include the ability to obtain timely and adequate rate increases, population decline resulting in decreased user fees, the difficulty of financing large construction programs, the limitations on operations and increased costs and delays attributable to environmental considerations, the increasing difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of "no-growth" zoning ordinances.

   Industrial Revenue Bonds. Certain of the bonds may be industrial revenue bonds ("IRBs"). IRBs have generally been issued under bond resolutions pursuant to which the revenues and receipts payable under the arrangements with the operator of a particular project have been assigned and pledged to purchasers. In some cases, a mortgage on the underlying project may have been granted as security for the IRBs. Regardless of the structure, payment of IRBs is solely dependent upon the creditworthiness of the corporate operator of the project or corporate guarantor. Corporate operators or guarantors may be affected by many factors which may have an adverse impact on the credit quality of the particular company or industry. These include cyclicality of revenues and earnings, regulatory and environmental restrictions, litigation resulting from accidents or environmentally-caused illnesses, extensive competition and financial deterioration resulting from a corporate restructuring pursuant to a leveraged buy-out, takeover or otherwise. Such a restructuring may result in the operator of a project becoming highly leveraged which may impact on such operator's creditworthiness which in turn would have an adverse impact on the rating and/or market value of such bonds. Further, the possibility of such a restructuring may have an adverse impact on the market for and consequently the value of such bonds, even though no actual takeover or other action is ever contemplated or effected.

   Lease Obligation Bonds. Certain of the bonds may be obligations that are secured by lease payments of a governmental entity (hereinafter called "lease obligations"). Lease obligations are often in the form of certificates of participation. Although the lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to appropriate for and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis. A governmental entity that enters into such a lease agreement cannot obligate future governments to appropriate for and make lease payments but covenants to take such action as is necessary to include any lease payments due in its budgets and to make the appropriations therefore. A governmental entity's failure to appropriate for and to make payments under its lease obligation could result in insufficient funds available for payment of the obligations secured thereby. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

   Higher Educations and Public Education Bonds. Certain of the bonds may be obligations of issuers which are, or which govern the operation of, schools, colleges and universities and whose revenues are derived mainly from ad valorem taxes or for higher education systems, from tuition, dormitory revenues, grants and endowments. General problems relating to school bonds include litigation contesting the state constitutionality of financing public education in part from ad valorem taxes, thereby creating a disparity in educational funds available to schools in wealthy areas and schools in poor areas. Litigation or legislation on this issue may affect the sources of funds available for the payment of school bonds in the Trusts. General problems relating to college and university obligations include the prospect of a declining percentage of the population consisting of "college" age individuals, possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the availability and restrictions on the use of endowments and other funds, the uncertainty of continued receipt of federal grants and state funding, and government legislation or regulations which may adversely affect the revenues or costs of such issuers.

   Airport and Transportation Bonds. Certain of the bonds in certain of the Trusts may be obligations which are payable from and secured by revenues derived from the ownership and operation of facilities such as airports, bridges, turnpikes, port authorities, convention centers and arenas. The major portion of an airport's gross operating income is generally derived from fees received from signatory airlines pursuant to use agreements which consist of annual payments for leases, occupancy of certain terminal space and service fees. Airport operating income may therefore be affected by the ability of the airlines to meet their obligations under the use agreements. From time to time the air transport industry has experienced significant variations in earnings and traffic, due to increased competition, excess capacity, increased costs, deregulation, traffic constraints, acts of terrorism and other factors, and several airlines have experienced severe financial difficulties. Similarly, payment on bonds related to other facilities is dependent on revenues from the projects, such as user fees from ports, tolls on turnpikes and bridges and rents from buildings. Therefore, payment may be adversely affected by reduction in revenues due to such factors as increased cost of maintenance, decreased use of a facility, lower cost of alternative modes of transportation, scarcity of fuel and reduction or loss of rents.

   Waste Disposal Bonds. Certain of the bonds may be obligations which are payable from and secured by revenues derived from the operation of resource recovery facilities. Resource recovery facilities are designed to process solid waste, generate steam and convert steam to electricity. Resource recovery bonds may be subject to extraordinary optional redemption at par upon the occurrence of certain circumstances, including but not limited to: destruction or condemnation of a project; contracts relating to a project becoming void, unenforceable or impossible to perform; changes in the economic availability of raw materials, operating supplies or facilities necessary for the operation of a project or technological or other unavoidable changes adversely affecting the operation of a project; and administrative or judicial actions which render contracts relating to the projects void, unenforceable or impossible to perform or impose unreasonable burdens or excessive liabilities. The Sponsor cannot predict the causes or likelihood of the redemption of resource recovery bonds in a Trust prior to the stated maturity of the bonds.

   Original Issue Discount Bonds. Certain of the bonds may have been acquired at a market discount from par value at maturity. The coupon interest rates on discount bonds at the time they were purchased and deposited in a Trust were lower than the current market interest rates for newly issued bonds of comparable rating and type. If such interest rates for newly issued comparable bonds increase, the market discount of previously issued bonds will become greater, and if such interest rates for newly issued comparable bonds decline, the market discount of previously issued bonds will be reduced, other things being equal. Investors should also note that the value of bonds purchased at a market discount will increase in value faster than bonds purchased at a market premium if interest rates decrease. Conversely, if interest rates increase, the value of bonds purchased at a market discount will decrease faster than bonds purchased at a market premium. In addition, if interest rates rise, the prepayment risk of higher yielding, premium Securities and the prepayment benefit for lower yielding, discount bonds will be reduced. A bond purchased at a market discount and held to maturity will have a larger portion of its total return in the form of taxable income and capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. See "Federal Tax Status" in Prospectus Part II. Market discount attributable to interest changes does not indicate a lack of market confidence in the issue.

   Zero Coupon Bonds. Certain of the bonds may be "zero coupon" bonds. Zero coupon bonds are purchased at a deep discount because the buyer receives only the right to receive a final payment at the maturity of the bond and does not receive any periodic interest payments. The effect of owning deep discount bonds which do not make current interest payments (such as the zero coupon bonds) is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of such obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligation at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest.

   Redemption or Sale Prior to Maturity. Certain of the bonds may be subject to redemption prior to their stated maturity date pursuant to sinking fund provisions, call provisions or extraordinary optional or mandatory redemption provisions or otherwise. A sinking fund is a reserve fund accumulated over a period of time for retirement of debt. A callable debt obligation is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a debt obligation is redeemed, at or before maturity, by the proceeds of a new debt obligation. In general, call provisions are more likely to be exercised when the offering side valuation is at a premium over par than when it is at a discount from par. The exercise of redemption or call provisions will (except to the extent the proceeds of the called bonds are used to pay for Unit redemptions) result in the distribution of principal and may result in a reduction in the amount of subsequent interest distributions; it may also affect the current return on Units of the Trust involved. Each Trust portfolio contains a listing of the sinking fund and call provisions, if any, with respect to each of the debt obligations. Extraordinary optional redemptions and mandatory redemptions result from the happening of certain events. Generally, events that may permit the extraordinary optional redemption of bonds or may require the mandatory redemption of bonds include, among others: a final determination that the interest on the bonds is taxable; the substantial damage or destruction by fire or other casualty of the project for which the proceeds of the bonds were used; an exercise by a local, state or federal governmental unit of its power of eminent domain to take all or substantially all of the project for which the proceeds of the bonds were used; changes in the economic availability of raw materials, operating supplies or facilities or technological or other changes which render the operation of the project for which the proceeds of the bonds were used uneconomic; changes in law or an administrative or judicial decree which renders the performance of the agreement under which the proceeds of the bonds were made available to finance the project impossible or which creates unreasonable burdens or which imposes excessive liabilities, such as taxes, not imposed on the date the bonds are issued on the issuer of the bonds or the user of the proceeds of the bonds; an administrative or judicial decree which requires the cessation of a substantial part of the operations of the project financed with the proceeds of the bonds; an overestimate of the costs of the project to be financed with the proceeds of the bonds resulting in excess proceeds of the bonds which may be applied to redeem bonds; or an underestimate of a source of funds securing the bonds resulting in excess funds which may be applied to redeem bonds. The issuer of certain bonds in a Trust may have sold or reserved the right to sell, upon the satisfaction of certain conditions, to third parties all or any portion of its rights to call bonds in accordance with the stated redemption provisions of such bonds. In such a case the issuer no longer has the right to call the bonds for redemption unless it reacquires the rights from such third party. A third party pursuant to these rights may exercise the redemption provisions with respect to a bond at a time when the issuer of the bond might not have called a bond for redemption had it not sold such rights. The Sponsor is unable to predict all of the circumstances which may result in such redemption of an issue of bonds. See also the discussion of single family mortgage and multi-family revenue bonds above for more information on the call provisions of such bonds.

   To the best knowledge of the Sponsor, there is no litigation pending as of the Date of Deposit in respect of any bonds which might reasonably be expected to have a material adverse effect upon any of the Trusts.

   At any time after the Date of Deposit, litigation may be initiated on a variety of grounds with respect to bonds in a Trust. Such litigation, as, for example, suits challenging the issuance of pollution control revenue bonds under environmental protection statutes, may affect the validity of such bonds or the tax-free nature of the interest thereon. While the outcome of litigation of such nature can never be entirely predicted, each Trust has received or will receive opinions of bond counsel to the issuing authorities of each bond on the date of issuance to the effect that such bonds have been validly issued and that the interest thereon is exempt from federal income tax. In addition, other factors may arise from time to time which potentially may impair the ability of issuers to meet obligations undertaken with respect to the bonds.

                             Insurance on the Bonds

   Insurance has been obtained by the issuers of certain bonds in the Trusts prior to the deposit of such bonds in a Trust, guaranteeing prompt payment of interest and principal, when due, in respect of such bonds. See "The Trusts--Objective and Bond Selection" in the prospectus. The premium for any insurance policy or policies obtained by an issuer of bonds has been paid by such issuer, and any such policy or policies are non-cancelable and will continue in force so long as the bonds so insured are outstanding and the Preinsured Bond Insurer remains in business. If the provider of an original issuance insurance policy is unable to meet its obligations under such policy or if the rating assigned to the claims-paying ability of any such insurer deteriorates, the Preinsured Bond Insurers have no obligation to insure any issue adversely affected by either of the above described events.

   ACA Financial Guaranty Corporation ("ACA Financial Guaranty"). ACA Financial Guaranty is organized and domiciled in the State of Maryland. Since December 2007, ACA Financial Guaranty has not issued any new financial guaranty insurance policies and is currently operating as a runoff insurance company.

   On August 8, 2008, ACA Financial Guaranty and counterparties to its structured finance products reached an agreement on a restructuring plan for ACA Financial Guaranty. The plan, approved by the Maryland Insurance Administration, provided for settlement of the structured finance obligations and protection for ACA Financial Guaranty's municipal policyholders. The settlement required that ACA Financial Guaranty make a $209 million cash payment and a distribution of surplus notes. The surplus notes provide the former collateralized debt obligation ("CDO") counterparties and certain other counterparties with approximately a 95% economic interest in ACA Financial Guaranty. ACA Financial Guaranty continues to operate as a runoff insurance company and focus on actively monitoring its remaining insured municipal obligations.

   As of September 30, 2012, ACA Financial Guaranty had total admitted assets of $436.3 million and total liabilities of $328.7 million, resulting in a surplus as regards policyholders of $107.6 million.

   On December 15, 2008, S&P raised the financial strength, financial enhancement, and issuer credit ratings on ACA Financial Guaranty to B from CCC, with a developing outlook. The upgrade reflected the positive effects of the restructuring transaction completed in August 2008 that settled all outstanding CDO and reinsurance exposures of the company, including the significantly deteriorated CDO of asset-backed securities ("ABS") transactions, eliminating a requirement to post a significant amount of collateral to the CDO of ABS counterparties. At the same time, S&P also withdrew the ratings at ACA Financial Guaranty's request.

   The information relating to ACA Financial Guaranty contained above has been furnished by ACA Financial Guaranty or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Ambac Assurance Corporation ("Ambac Assurance"). Ambac Financial Group, Inc. ("Ambac"), headquartered in New York City, is a holding company incorporated in the state of Delaware on April 29, 1991. Ambac's activities are divided into two business segments: (i) financial guarantee and (ii) financial services. Ambac provides financial guarantee insurance for public and structured finance obligations through its principal operating subsidiary, Ambac Assurance. As a holding company, Ambac is largely dependent on dividends from Ambac Assurance to pay principal and interest on its indebtedness and to pay its operating expenses.

   On June 5, 2008, S&P downgraded Ambac Assurance's insurance financial strength rating to AA from AAA, with negative implications. On June 19, 2008, Moody's downgraded Ambac Assurance's insurance financial strength rating from Aaa to Aa3, with a negative outlook. Moody's June 19, 2008 downgrade of Ambac Assurance's insurance financial strength rating reflects Ambac Assurance's overall credit profile in the current environment, including its significantly constrained new business prospects, its impaired financial flexibility and increased expected and stress loss projections among its mortgage-related risk exposures relative to previous estimates. On November 5, 2008, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Aa3 to Baa1, with a developing outlook, as a result of greater than expected mortgage-related losses in the third quarter. On November 19, 2008, S&P lowered its insurance financial strength rating of Ambac Assurance to A from AA, with a negative outlook. The November 19, 2008 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance's exposures in the U.S. residential mortgage sector and particularly the related collateralized debt obligation structures have been a source of significant and comparatively greater-than-competitor losses and will continue to expose the company to the potential for further adverse loss development. On April 13, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Baa1 to Ba3, with a developing outlook, reflecting Ambac Assurance's weakened business position and very constrained financial flexibility, as well as its weakened risk adjusted capitalization, as Moody's loss estimates on residential mortgage-backed securities ("RMBS") have increased significantly. In Moody's view, these higher loss estimates increase the estimated capital required to support Ambac Assurance's sizable direct RMBS portfolio (including securities owned as well as securities guaranteed) and also the insurer's large portfolio of ABS CDO risks. On June 24, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to BBB from A with negative implications. The June 24, 2009 rating action on Ambac Assurance reflects S&P's view that Ambac Assurance is effectively in runoff and the likelihood of the company continuing as an operating entity capable of writing new business has decreased significantly. On July 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to CC from BBB, with a developing outlook. The July 28, 2009 rating action on Ambac Assurance reflects S&P's view of the significant deterioration in the Ambac Assurance's insured portfolio of nonprime RMBS and related CDOs, which has required the company to strengthen reserves to account for higher projected claims. In S&P's view, the additional reserves will have a significant negative effect on operating results, which will likely cause surplus to decline to below regulator required minimums. On July 29, 2009, Moody's downgraded the insurance financial strength rating of Ambac Assurance from Ba3 to Caa2, with a developing outlook, reflecting Moody's belief that, as a result of Ambac Assurance's recently announced large loss reserve increase and credit impairment charge estimated for the second quarter of 2009 which would reduce Ambac Assurance's regulatory capital to levels below the required minimum threshold, there will be increased pressure on Ambac Assurance's counterparties to commute outstanding exposures on terms that could imply a distressed exchange. On March 25, 2010, S&P revised the counterparty credit, financial strength, and financial enhancement ratings of Ambac Assurance to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). S&P's March 25, 2010 rating action resulted following a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac Assurance to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, RMBS, and other structured finance transactions. On March 26, 2010, Moody's placed the Caa2 insurance financial strength rating of Ambac Assurance on review for possible upgrade. On November 23, 2010, Moody's affirmed Ambac's Caa2 insurance financial strength rating, with a developing outlook. On November 30, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of Ambac at the company's request. The November 30, 2010 rating action followed a directive by the Commissioner of Insurance of the State of Wisconsin to Ambac to establish a segregated account for certain insured exposure, primarily policies related to credit derivatives, residential mortgage-backed securities, and other structured finance transactions. On April 7, 2011, Moody's withdrew the insurance financial strength rating of Ambac Assurance.

   There have been a number of developments with respect to ratings actions by the rating agencies. As a result of these rating agency actions, as well as investor concern with respect to these actions, Ambac Assurance and its operating subsidiaries have been able to originate only a de minimis amount of new financial guarantee business since November 2007, and no new business in 2009. As a result, Ambac is no longer competing for new business.

   On March 25, 2010, Ambac announced that, at the direction of the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"), Ambac Assurance had established a segregated account for certain of its liabilities, primarily policies related to credit derivatives, RMBS and other structured finance transactions. This action derives from the OCI's view that immediate action is necessary to address Ambac Assurance's financial position. In conjunction with the establishment of the segregated account, the OCI has commenced rehabilitation proceedings with respect to liabilities contained in the segregated account in order to facilitate an orderly run-off and/or settlement of those specific liabilities. On June 7, 2010 Ambac announced that it had commuted all of its remaining CDOs of ABS and that certain other non-CDO of ABS exposures would be commuted within the next twelve months.

   On November 8, 2010, Ambac announced that it has filed for a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Ambac will continue to operate in the ordinary course of business as "debtor-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Ambac Assurance is subject to insurance regulatory requirements of the States of Wisconsin and New York, and the other jurisdictions in which it is licensed to conduct business.

   Ambac Assurance's statutory policyholder surplus and qualified statutory capital were $100.0 million and $628.3 million at September 30, 2012, respectively as compared to $495.3 million and $684.6 million as of December 31, 2011, respectively. As of September 30, 2012, total stockholders' deficit was $3.49 billion; at December 31, 2011, total stockholders' deficit was $3.15 billion. This increased deficit was primarily caused by the net loss for the nine months ended September 30, 2012, partially offset by unrealized gains on investment securities during the period.

   The information relating to Ambac Assurance contained above has been furnished by Ambac Assurance or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Assured Guaranty Corp. ("Assured Guaranty") and Assured Guaranty Municipal Corp. ("Assured Municipal") (formerly Financial Security Assurance Inc. ("FSA")). Assured Guaranty, a subsidiary of Assured Guaranty Ltd. ("Assured"), is organized in the State of Maryland and provides financial guaranty insurance to both the municipal and structured finance sectors. Assured Municipal, also a subsidiary of Assured, is a separately capitalized company organized in the State of New York and provides municipal bond insurance.

   In January 2009, Assured Guaranty finalized an agreement with CIFG Assurance North America, Inc. to assume a diversified portfolio of financial guaranty contracts totaling approximately $13.3 billion of net par outstanding. Assured Guaranty received $75.6 million, which included $85.7 million of upfront premiums net of ceding commissions and approximately $12.2 million of future installments related to this transaction.

   On July 1, 2009, Assured completed the purchase of Financial Security Assurance Holdings Ltd., the parent of financial guaranty insurance company, FSA, from Dexia Holdings Inc. Effective November 9, 2009, FSA was renamed Assured Guaranty Municipal Corp. In certain states, Assured Guaranty Municipal Corp. may operate under its prior name, Financial Security Assurance Inc.

   On June 24, 2010, S&P published a Full Analysis in which it affirmed its "AAA" financial strength ratings of Assured Guaranty and Assured Municipal, reflecting S&P's view of the companies' dominant market position in the bond insurance industry and their strong combined capital position. On October 25, 2010, S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA+ from AAA, with a stable outlook. The downgrades reflect S&P's view of a struggling financial guarantee market, each company's weak statutory operating performance, and also the quality of each company's capital within S&P's capital adequacy analysis. On November 30, 2011 S&P lowered the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA- from AA+, with a stable outlook. The November 30, 2011 downgrades reflect S&P's view that Assured Guaranty and Assured Municipal do not maintain enough capital to mitigate the largest obligor concentrations for a higher rating. On March 18, 2014 S&P raised the counterparty credit and financial strength ratings of both Assured Guaranty and Assured Municipal to AA from AA-, with a stable outlook. The March 18, 2014 upgrade reflects S&P's view that the competitive position of Assured Guaranty and Assured Municipal remains strong relative to its peers' in the bond insurance industry.

   On November 21, 2008, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aaa to Aa2, primarily reflecting Moody's updated view on Assured Guaranty's exposure to weakness inherent in the financial guaranty business model. Also on November 21, 2008, Moody's downgraded the insurance financial strength rating of FSA from Aaa to Aa3, reflecting Moody's view of FSA's diminished business and financial profile resulting from its exposure to losses on U.S. mortgage risks and disruption in the financial guaranty business more broadly. On November 12, 2009, Moody's downgraded the insurance financial strength rating of Assured Guaranty from Aa2 to Aa3, with a negative outlook. Moody's November 12, 2009 downgrade results from Moody's review of the performance of Assured's RMBS exposures. Moody's said that adverse trends in RMBS loss estimates have had varying effects on Assured's main insurance subsidiaries. On March 5, 2010, Moody's confirmed the insurance financial strength ratings of both Assured Guaranty and Assured Municipal at Aa3, with a negative outlook. On January 17, 2013, Moody's downgraded the insurance financial strength ratings of Assured Guaranty to A3 from Aa3 and of Assured Municipal to A2 from Aa3, both with a stable outlook. The January 17, 2013 downgrade reflects Moody's reassessment of the business franchise, expected future profitability and financial flexibility of Assured Guaranty and Assured Municipal.

   Assured's third quarter 2012 net income declined to $142 million from $761 million in third quarter 2011 due primarily to the effects of changes in credit spreads on the fair value of credit derivatives, offset in part by a decline in loss expense, which was significantly higher in the prior year due mainly to the effects of declining discount rates in the third quarter of 2011. Non-GAAP operating income in third quarter 2012 was $166 million, an increase from operating income in third quarter 2011, due primarily to higher net earned premiums due to refundings, accelerations and terminations, lower loss expense, and a lower effective tax rate on operating income. As of September 30, 2012, Assured Guaranty had total assets of $5.28 billion and total liabilities of $4.13 billion, resulting in total shareholder equity of $1.15 billion. As of September 30, 2012, Assured Municipal had total assets of $10.74 billion and total liabilities of $7.64 billion, resulting in total shareholder equity of $3.10 billion.

   The information contained above relating to Assured Guaranty and Assured Municipal and their parent company, Assured, is based upon publicly available information, or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   On April 1, 2015, Assured Guaranty acquired all issued and outstanding shares of Radian Asset Assurance, Inc. All prior obligations of Radian Asset are now obligations of Assured Guaranty.

   Berkshire Hathaway Assurance Corp ("BHAC"). BHAC is a bond insurance company created by Berkshire Hathaway, Inc. ("Berkshire") in December 2007 and is licensed to write financial guarantee insurance in 49 states.

   On April 11, 2008, S&P assigned an initial rating of AAA to BHAC's insurance financial strength, with a stable outlook. On April 25, 2008, Moody's assigned an initial rating of Aaa to BHAC's insurance financial strength, with a stable outlook. On April 8, 2009, Moody's downgraded the insurance financial strength rating of BHAC from Aaa to Aa1, with a stable outlook. This downgrade reflects Moody's view concerning "the impact on Berkshire's key businesses of the severe decline in equity markets over the past year as well as the protracted economic recession." Moody's noted that Berkshire is also exposed to heightened volatility in its earnings and capital base related to market value fluctuations within its large portfolio of equity derivatives. On February 4, 2010, S&P lowered the financial strength rating of BHAC from AAA to AA+, with a stable outlook. The February 4, 2010 rating action was taken in anticipation of Berkshire's acquisition of Northern Santa Fe Corporation reflecting S&P's expectation that a significant part of the internal cash for the acquisition will come from Berkshire's core insurance operations and that Berkshire's overall capital adequacy has weakened to levels no longer consistent with a AAA rating and is not expected to return to extremely strong levels in the near term. On August 11, 2015, S&P placed the AA+ financial strength rating of BHAC on CreditWatch Negative. This action follows Berkshire Hathaway's announcement of an agreement to acquire the debt of Precision Castparts Corp and reflects uncertainty surrounding the funding of the acquisition and its effect on cash resources and leverage at the holding-company level.

   As of September 30, 2012, Berkshire had total assets of $424.1 billion and total liabilities of $235.0 billion, resulting in total shareholder equity of $189.1 billion.

   The information relating to BHAC and its affiliates contained above has been furnished by BHAC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Build America Mutual Assurance Company ("BAM"). BAM is a New York domiciled mutual insurance company owned by the issuers of municipal bonds who use BAM to insure their debt obligations. BAM officially launched on July 23, 2012 and began writing policies in September of 2012.

   On July 23, 2012, S&P assigned an initial rating of AA to BAM's financial strength and counterparty credit ratings, with a stable outlook. These ratings based upon S&P's view that BAM holds a very strong competitive position with low industry risk, along with extremely strong capital adequacy and strong operating performance.

   As of September 30, 2012 BAM had total net admitted assets of $518.9 million and total liabilities of $27.9 million, resulting in a surplus as regards policyholders of $491.0 million.

   The information relating to BAM contained above has been furnished by BAM or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   CIFG Assurance North America, Inc. ("CIFG"). CIFG Holding, Inc. is the holding company for the CIFG group of financial guaranty insurance and reinsurance companies ("CIFG Group"), including CIFG Assurance North America, Inc., a New York corporation and its subsidiaries. The CIFG Group is actively managing the runoff of a portfolio of insured structured finance, municipal and infrastructure risks. On September 29, 2010, CIFG and CIFG Guaranty entered into a merger agreement which resulted in CIFG Guaranty merging into CIFG (together with related transactions, the "CIFG Merger").

   On March 6, 2008, Moody's downgraded the insurance financial strength ratings of CIFG from Aaa to A1, with a stable outlook. This rating action reflected Moody's assessment of CIFG's weakened capitalization, impaired business opportunities, and uncertain strategic direction, as a result, in part, of its exposures to the U.S. residential mortgage market. Moody's believed that CIFG's significant exposure to the mortgage sector, especially ABS CDOs is indicative of a risk posture far greater than would be consistent with a Aaa rating going forward. On May 20, 2008, Moody's downgraded the insurance financial strength ratings of CIFG to Ba2 from A1, with direction uncertain, reflecting the high likelihood that, absent material developments, the company would fail minimum regulatory capital requirements in New York and Bermuda due to expected significant increases in modeled loss reserves on ABS CDOs. In Moody's view, the breach of such regulatory capital requirements would put the company in a precarious position, especially in light of the solvency provisions embedded in its CDS exposures. On October 28, 2008, Moody's downgraded the insurance financial strength rating of CIFG from Ba2 to B3, with direction uncertain, reflecting Moody's expectation of substantially higher mortgage-related losses arising from CIFG's insured portfolio, as well as the possibility that certain troubled exposures could be commuted. On January 22, 2009, Moody's upgraded the insurance financial strength rating of CIFG from B3 to Ba3, with a developing outlook, reflecting the strengthened capital adequacy profile of CIFG following its restructuring and the commutation of substantially all of its ABS CDO risks. Also on January 22, 2009, S&P raised the insurance financial strength rating of CIFG to BB from B, with a developing outlook. S&P's January 22, 2009 upgrade results from the completion of CIFG's restructuring plan involving key policyholders, creditors, and equity owners (counterparties) who had hedged their ABS CDO and commercial real estate CDO exposures with CIFG and which were significantly affected by defaults and downgrades of the underlying collateral. On June 15, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of CIFG to CC from BB, with a negative outlook, reflecting S&P's view of the significant deterioration in the company's insured portfolio of nonprime RMBS which has necessitated that CIFG strengthen reserves to account for the higher projected claims. On August 20, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Ba3to Caa2, resulting from significant deterioration in the company's remaining insured portfolio since January, 2009 when CIFG initiated a broad restructuring. On November 11, 2009, Moody's downgraded the insurance financial strength ratings of CIFG from Caa2 to Ca. Also on November 11, 2009, Moody's announced that it will withdraw the insurance financial strength rating of CIFG. The November 11, 2009 rating actions reflect Moody's view that material deterioration in CIFG's insured portfolio adversely affected the guarantor's capital adequacy profile and Moody's believes that CIFG may no longer have sufficient financial resources to pay all insurance claims. On February 16, 2010, S&P withdrew the counterparty credit, financial strength, and financial enhancement ratings of CIFG.

   As of September 30, 2012, CIFG had net admitted assets of $742.3 million and total liabilities of $385.5 million. CIFG's statutory surplus as of September 30, 2012 is approximately $356.7 million, a decrease of approximately $227.8 million from approximately $584.5 million at December 31, 2011. This decrease is primarily attributable to unpaid losses and loss adjustment expense reserves established for student loans of approximately $252.3 million, which is partially offset by other income statement balances resulting in a net loss of approximately $227.0 million and an increase in contingency reserves of approximately $3.5 million.

   The information relating to CIFG and its affiliates contained above has been furnished by CIFG or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Financial Guaranty Insurance Company ("FGIC"). FGIC is a wholly owned subsidiary of FGIC Corporation. The company was engaged in the business of providing financial guaranty insurance and other forms of credit enhancement for public finance and structured finance obligations. In January 2008, FGIC voluntarily ceased writing financial guaranty policies concerning new or additional risks.

   The deterioration in the U.S. housing and mortgage markets and the global credit markets, which accelerated in the fourth quarter of 2007 and continued through the fourth quarter of 2009, has adversely affected the company's business, results of operations and financial condition. Specifically, the company incurred significant losses related to its exposure to certain ABS CDOs, which are backed primarily by subprime RMBS, and to certain RMBS, primarily backed by first-lien or second-lien mortgages. These losses have resulted in a substantial reduction of FGIC's statutory policyholders' surplus over time. On November 24, 2009, the New York State Insurance Department, the predecessor to the New York State Department of Financial Services, issued an order pursuant to
Section 1310 of the New York Insurance Law requiring FGIC to, among other things, suspend paying any and all claims. FGIC was subsequently unable to eliminate the impairment of its policyholders' surplus through an out-of-court Surplus Restoration Plan. On June 11, 2012, Benjamin M. Lawsky, Superintendent of Financial Services of the State of New York (the "Superintendent") filed a verified petition with the Supreme Court of the State of New York for an order of rehabilitation (i) appointing the Superintendent as rehabilitator ("Rehabilitator") of FGIC, (ii) directing the Rehabilitator to take possession of the property and assets of FGIC and to conduct the business thereof, and
(iii) directing the Rehabilitator to take steps towards the removal of the causes and conditions which have made FGIC's rehabilitation proceeding (the "Rehabilitation Proceeding") necessary. FGIC consented to the commencement of the Rehabilitation Proceeding.

   Prior to the fourth quarter of 2007, FGIC's financial strength was rated "Aaa" by Moody's "AAA" by S&P, and "AAA" by Fitch Ratings, Inc. ("Fitch"). Moody's, S&P and Fitch have since completed several assessments of FGIC's capital adequacy in relation to the company's exposure to ABS CDOs which are backed primarily by subprime RMBS, and its exposure to first-lien and second-lien RMBS. As a result of these assessments, Moody's, S&P and Fitch downgraded the financial strength ratings of FGIC. As of March 31, 2008, Fitch had downgraded FGIC from AA to BBB with Rating Watch Negative; Moody's had downgraded FGIC from A3 to Baa3; and S&P had downgraded FGIC from A to BB. On June 20, 2008, Moody's downgraded the insurance financial strength rating of FGIC from Baa3 to B1, reflecting FGIC's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On November 24, 2008, S&P lowered its insurance financial strength rating of FGIC to CCC from BB, with a negative outlook. S&P's November 24, 2008 downgrade results from FGIC's exposure to nonprime and second-lien mortgages and related CDO of ABS. On December 19, 2008, Moody's downgraded the insurance financial strength rating of FGIC from B1 to Caa1, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio and the constrained liquidity and financial flexibility of the holding company. On March 24, 2009, Moody's downgraded the insurance financial strength rating of FGIC from Caa1 to Caa3, with a negative outlook, reflecting Moody's expectation of higher mortgage-related losses arising from FGIC's insured portfolio, insufficient claims paying resources to cover Moody's estimate of expected loss, and the constrained liquidity and financial flexibility of FGIC's holding company. Also on March 24, 2009, Moody's withdrew the insurance financial strength rating of FGIC. On April 22, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of FGIC to CC from CCC, with a negative outlook. Also on April 22, 2009, S&P withdrew the ratings on FGIC and the counterparty credit rating on the holding company, FGIC Corporation, because of S&P's expectation that timely and comprehensive financial information will no longer be available.

   As of September 30, 2012, FGIC had net admitted assets of approximately $2.1 billion and total liabilities of approximately $5.8 billion.

   On August 4, 2010, FGIC Corporation announced that it had filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the Southern District of New York. None of FGIC Corporation's subsidiaries or affiliates, including FGIC, are part of the Chapter 11 filing.

   The information relating to FGIC and its affiliates contained above has been furnished by FGIC or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Municipal Assurance Corporation ("MAC"). MAC is a New York domiciled corporation providing municipal bond insurance for municipal and infrastructure bonds. MAC currently guarantees only public finance transactions. MAC is an Assured Guaranty company owned jointly by its affiliates Assured Guaranty Municipal Corp. and Assured Guaranty Corp. MAC is part of the Assured Guaranty Group.

   On July 17, 2013, S&P assigned MAC a long-term financial strength and counterparty credit rating of AA- to MAC with a stable outlook. On March 18, 2014, S&P raised its financial strength and enhancement rating on MAC from AA-to AA. The rating action reflects S&P's view that MAC's competitive position remains strong relative to its peers' in the bond industry. S&P continues to view MAC as having a stable outlook.

   As of June 30, 2014, MAC had a total net admitted assets of $1,519,869,768 and total liabilities of $999,277,625 resulting in a surplus as regards policyholders of $520,592,143.

   The information relating to MAC contained above is based upon publicly available information or upon information that has been provided by the ratings agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   National Public Finance Guarantee Corporation ("National Guarantee") (formerly MBIA Insurance Corp. of Illinois ("MBIA Illinois")). MBIA, Inc., a Connecticut corporation, conducts its financial guarantee business through though its wholly-owned subsidiaries MBIA Insurance Corporation ("MBIA Corp."), which writes global structured finance and non-U.S. public finance financial guarantee insurance, and National Guarantee, which writes U.S. public finance guarantees.

   On February 18, 2009, MBIA, Inc., the parent company of MBIA Corp., announced the restructuring of its financial guaranty insurance operations following the approval of the New York and Illinois insurance regulators. The restructuring involved the segregation of its financial guaranty insurance operations into two separately capitalized sister companies, with National Guarantee assuming the risk associated with its U.S. municipal exposures, and with MBIA Corp. insuring the remainder of the portfolio, including all international and structured finance exposures. Business ceded to MBIA Corp. from FGIC in 2008 has been assigned to National Guarantee. To provide additional protection for its municipal bond policyholders, National Guarantee has also issued second-to-pay policies for the benefit of the policyholders covered by the reinsurance and assignment. The second-to-pay policies, which are a direct obligation of National Guarantee, will be held by The Bank of New York Mellon as insurance trustee. These policies provide that if MBIA Corp. or FGIC, as applicable, do not pay valid claims of their policyholders, the policyholders will then be able to make a claim directly against National Guarantee under the second-to-pay policies. On March 19, 2009, MBIA Illinois formally changed its name to National Public Finance Guarantee Corporation. Effective December 1, 2009, National Guarantee was redomesticated to the State of New York and is subject to insurance regulations and supervision of the State of New York. National Guarantee is a wholly owned subsidiary of MBIA, Inc. and independently capitalized with $5.6 billion in claims-paying resources as of December 31, 2010. In certain states, National Public Finance Guarantee Corporation may operate under its prior name, MBIA Insurance Corp. of Illinois.

   On June 5, 2008, S&P downgraded MBIA Corp.'s insurance financial strength rating to AA from AAA. On June 19, 2008, Moody's downgraded the insurance financial strength ratings of MBIA Corp. and its insurance affiliates from Aaa to A2. Moody's June 19, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s limited financial flexibility and impaired franchise, as well as the substantial risk within its portfolio of insured exposures and a movement toward more aggressive capital management within the group. On November 7, 2008, Moody's downgraded the insurance financial strength rating of MBIA Corp. and its insurance affiliates from A2 to Baa1, with a developing outlook. Moody's November 7, 2008 downgrade of MBIA Corp. and its insurance affiliates reflects MBIA Corp.'s diminished business and financial profile resulting from its exposure to losses from U.S. mortgage risks and disruption in the financial guaranty business more broadly. On February 18, 2009, Moody's downgraded the insurance financial strength rating of MBIA Corp. from Baa1 to B3, with a developing outlook, reflecting MBIA Corp.'s substantial reduction in claims-paying resources relative to the remaining higher-risk exposures in its insured portfolio, given the removal of capital, and the transfer of unearned premium reserves associated with the ceding of its municipal portfolio to MBIA Illinois, as well as the continued deterioration of MBIA Corp.'s insured portfolio of largely structured credits, with stress reaching sectors beyond residential mortgage-related securities. Also on February 18, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB+ from AA, with a negative outlook. The February 18, 2009 rating action on MBIA Corp. reflects S&P's view that MBIA Corp.'s retained insured portfolio lacks sufficient sector diversity and with time could become more concentrated, and that MBIA Corp.'s 2005--2007 vintage direct RMBS, CDO of ABS, and other structured exposures are subject to continued adverse loss development that could erode capital adequacy. At the same time, S&P lowered the counterparty credit and financial strength ratings of MBIA Illinois to AA- from AA, reflecting MBIA Illinois's uncertain business prospects and capital. On June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BBB from BBB+, with a negative outlook, resulting from MBIA Corp.'s increased loss assumptions on its 2005--2007 vintage direct RMBS and CDO of ABS and a change in the assumed tax benefit of tax-loss carryforwards. Also on June 5, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from AA-, with a negative outlook, reflecting S&P's view of National Guarantee's uncertain business and capital-raising prospects. On September 28, 2009, S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to BB+ from BBB, with a negative outlook, reflecting S&P's view that macroeconomic conditions continue to contribute to losses on the group's structured finance products. On December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of MBIA Corp. to B from BB+, with a negative outlook, reflecting increased stress case loss projections. Also on December 22, 2010 S&P lowered the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to BBB from A, with a developing outlook. On December 19, 2011 Moody's downgraded the insurance financial strength rating of National Guarantee from Baa1 to Baa2, with a negative outlook, based upon weakening of the overall MBIA group's market standing as losses grow at National Guarantee's affiliated companies and the risk that resources at National Guarantee could be drawn away to support losses elsewhere within the group. On May 10, 2013 S&P raised the counterparty credit, financial strength, and financial enhancement ratings of National Guarantee to A from BB, with a stable outlook. The May 10, 2013 rating action reflects S&P's view that MBIA Corp. no longer acts as an anchor on the National Guarantee rating following the settlement with Societe Generale that ends litigation challenging National Guarantee's split from MBIA Corp. in 2009. On May 21, 2013 Moody's upgraded the insurance financial strength rating of MBIA Corp. to B3 from Caa2, with a positive outlook, citing MBIA Corp.'s improved capital and liquidity profile following settlements of putback receivables and insured claims with major counterparties. Also on May 21, 2013 Moody's upgraded the insurance financial strength rating of National Guarantee to Baa1 from Baa2, with a positive outlook. The May 21, 2013 rating action reflects National Guarantee's improved credit profile following the repayment of the loan from its weaker affiliate, MBIA Corp., and the termination of the litigation related to the 2009 restructuring. On March 18, 2014 S&P raised the counterparty credit, financial strength and financial enhancement ratings of National Guarantee to AA-from A, with a stable outlook. The March 18, 2014 upgrade reflects S&P's view that National Guarantee's prospective strong business risk profile and strong financial risk profile, based on the belief that the company will have a strong competitive position and strong operating performance, as well as its current extremely strong capital adequacy position.

   As of September 30, 2012, National Guarantee had total net admitted assets of $5.9 billion and total liabilities of $4.1 billion, resulting in a surplus as regard policyholders of $1.8 billion.

   As of September 30, 2012, MBIA, Inc. and its subsidiaries had total assets of $22.1 billion and total liabilities of $19.6 billion. MBIA, Inc.'s total shareholders' equity as of September 30, 2012 was $2.6 billion, increasing from $1.7 billion as of December 31, 2011.

   The information relating to MBIA and its affiliates contained above has been furnished by MBIA or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   Syncora Guarantee Inc. ("Syncora Guarantee") (formerly XL Capital Assurance Inc. ("XLCA")). Syncora Guarantee, a wholly owned subsidiary of Syncora Holdings Ltd. ("Syncora Holdings"), is a New York domiciled financial guarantee insurance company which provides credit enhancement and protection products to the public finance and structured finance markets throughout the United States and internationally.

   In February 2008, Moody's downgraded the insurance financial strength ratings of XLCA to A3 from Aaa. On June 20, 2008, Moody's downgraded the insurance financial strength rating of XLCA from A3 to B2, reflecting XLCA's severely impaired financial flexibility and proximity to minimum regulatory capital requirements relative to Moody's estimates of expected case losses. On October 24, 2008, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from B2 to Caa1. On November 18, 2008, S&P lowered its insurance financial strength rating of Syncora Guarantee to B from BBB- with developing expectations. S&P's November 18, 2008 downgrade resulted from the Syncora Guarantee's delay in implementing its restructuring plan and slow progress in its negotiations with counterparties of its CDO of ABS exposure. On January 29, 2009, S&P lowered the issuer credit and financial strength ratings of Syncora Guarantee to CC from B, with a negative outlook. S&P's January 29, 2009 downgrade resulted from S&P's recent update to its distressed exchange criteria. On March 9, 2009, Moody's downgraded the insurance financial strength rating of Syncora Guarantee from Caa1 to Ca, with a developing outlook, as a result of the large loss reserve and credit impairment charges taken by Syncora Guarantee on its mortgage-related exposures during the fourth quarter, which have resulted in a $2.4 billion statutory deficit at Syncora Guarantee as of December 31, 2008. On April 27, 2009, S&P revised the financial strength and financial enhancement ratings of Syncora Guarantee to R from CC (an issuer rated "R" by S&P is under regulatory supervision because of its financial condition). Also on April 27, 2009, S&P revised the counterparty credit rating of Syncora Guarantee to D from CC (an issuer rated "D" by S&P has failed to pay one or more of its financial obligation when it became due). S&P's April 27, 2009 rating actions resulted from Syncora Guarantee's announcement that pursuant to an order of the New York Insurance Department ("NYID"), the company must suspend any and all claims payments until it has restored its policyholders' surplus to a level greater than or equal to $65 million, the minimum the state requires. On July 28, 2010, S&P withdrew the D counterparty credit rating and the R financial strength and financial enhancement ratings of Syncora Guarantee. S&P's July 28, 2010 ratings actions resulted from S&P's belief that there is not sufficient information to judge Syncora Guarantee's claims paying ability.

   As of September 30, 2012, Syncora Guarantee had total assets of $1.17 billion and total liabilities of $639 million, resulting in a policyholders' surplus of $504.2 million.

   On July 20, 2010, Syncora Holdings announced that Syncora Guarantee has completed its remediation plan sufficient to meet its minimum statutory policyholder surplus requirements and address previously announced short and medium term liquidity issues. Also on July 20, 2010, Syncora Holdings announced that the NYID had approved Syncora Guarantee's plan for the payment of accrued and unpaid claims and for the payment of new claims as they become due in the ordinary course of business, resulting in the recommencement of claim payments by Syncora Guaranty on regularly scheduled payment dates occurring on or after July 21, 2010.

   The information relating to Syncora Guarantee and its affiliates contained above has been furnished by Syncora Guarantee or the rating agencies. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information subsequent to the date hereof.

   The public can read and copy any materials the above referenced companies file with the SEC at the SEC's Public Reference in Washington, D.C. You may obtain information about the Public Reference Room by calling 1-202-551-8090. Reports, proxy and information statements, and other information regarding issuers, which may include the companies listed above, that file electronically with the SEC available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

   The extent of state insurance regulation and supervision varies by jurisdiction, but New York and most other jurisdictions have laws and regulations prescribing permitted investments and governing the payment of dividends, transactions with affiliates, mergers, consolidations, acquisitions or sales of assets and incurrence of liabilities for borrowings.

   In order to be in an Insured Trust, bonds must be insured by one of the Preinsured Bond Insurers. In determining eligibility for insurance, the Preinsured Bond Insurers have applied their own standards which correspond generally to the standards they normally use in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria used in the selection of bonds by the Sponsor. To the extent the standards of the Preinsured Bond Insurers are more restrictive than those of the Sponsor, the previously stated Trust investment criteria have been limited with respect to the bonds. This decision is made prior to the Date of Deposit, as debt obligations not eligible for insurance are not deposited in an Insured Trust. Thus, all of the bonds in the portfolios of the Insured Trusts are insured by the issuer of the bonds prior to the deposit of such bonds in a Trust.

   Preinsured Bonds in an Insured Trust may or may not have a higher yield than comparably uninsured bonds. In selecting such bonds for an Insured Trust, the Sponsor has applied the criteria described under "The Trusts--Objectives and Bond Selection".

   In the event of nonpayment of interest or principal, when due, in respect of a bond, a Preinsured Bond Insurer shall make such payment after the respective insurer has been notified that such nonpayment has occurred or is threatened (but not earlier than the date such payment is due). The Preinsured Bond Insurer, as regards any payment it may make, will succeed to the rights of the Trustee in respect thereof. All policies issued by the Preinsured Bond Insurers, if any, are substantially identical insofar as obligations to an Insured Trust are concerned.

   The Internal Revenue Service has issued a letter ruling which holds in effect that insurance proceeds representing maturing interest on defaulted municipal obligations paid to holders of insured bonds, under policy provisions substantially identical to the policies described herein, will be excludable from federal gross income under Section 103(a)(1) of the Internal Revenue Code to the same extent as if such payments were made by the issuer of the municipal obligations. Holders of Units in an Insured Trust should discuss with their tax advisers the degree of reliance which they may place on this letter ruling. However, counsel for the Sponsor at the time of the closing of the Insured Trust, had given an opinion to the effect such payment of proceeds would be excludable from federal gross income to the extent described under "Federal Tax Status" in Prospectus Part II.

   The information relating to each Preinsured Bond Insurer, if any, has been furnished by such companies. The financial information with respect to each Preinsured Bond Insurer appears in reports filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the dates thereof.

                            Portfolio Administration

   The Trustee is empowered to sell, for the purpose of redeeming Units tendered by any Unitholder, and for the payment of expenses for which funds may not be available, such of the bonds designated by the Supervisor as the Trustee in its sole discretion may deem necessary. The Supervisor, in designating such bonds, will consider a variety of factors including (a) interest rates, (b) market value and (c) marketability. The Sponsor may direct the Trustee to dispose of bonds if the supervisor determines there exists any default in payment of principal or interest, institution of certain legal proceedings, default under other documents adversely affecting debt service, default in payment of principal or interest or other obligations of the same issuer, decline in projected income pledged for debt service on revenue bonds or decline in price or the occurrence of other market or credit factors, including advance refunding (i.e., the issuance of refunding securities and the deposit of the proceeds thereof in trust or escrow to retire the refunded securities on their respective redemption dates), so that in the opinion of the Supervisor the retention of such bonds would be detrimental to the interest of the Unitholders. In connection with the Insured Trusts to the extent that bonds are sold which are current in payment of principal and interest in order to meet redemption requests and defaulted bonds are retained in the portfolio in order to preserve the related insurance protection applicable to said bonds, the overall quality of the bonds remaining in such Trust's portfolio will tend to diminish. The Sponsor is empowered, but not obligated, to direct the Trustee to dispose of bonds in the event of an advanced refunding.

   The Sponsor is required to instruct the Trustee to reject any offer made by an issuer of any of the bonds to issue new obligations in exchange or substitution for any bond pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept or reject such an offer or to take any other action with respect thereto as the Sponsor may deem proper if
(1) the issuer is in default with respect to such bond or (2) in the written opinion of the Sponsor the issuer will probably default with respect to such bond in the reasonably foreseeable future. Any obligation so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as bonds originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for underlying bonds, the Trustee is required to give notice thereof to each Unitholder of the Trust thereby affected, identifying the bonds eliminated and the bonds substituted therefore. Except as stated herein and under "Fund Administration--Replacement Bonds" in Prospectus Part II regarding the substitution of Replacement Bonds for Failed Bonds, the acquisition by a Trust of any securities other than the bonds initially deposited is not permitted.

   If any default in the payment of principal or interest on any bonds occurs and no provision for payment is made therefore within 30 days, the Trustee is required to notify the Sponsor thereof. If the Sponsor fails to instruct the Trustee to sell or to hold such bonds within 30 days after notification by the Trustee to the Sponsor of such default, the Trustee may in its discretion sell the defaulted bond and not be liable for any depreciation or loss thereby incurred.

                              Sponsor Information

   Invesco Capital Markets, Inc. is the Sponsor of the Trust. The Sponsor is a wholly owned subsidiary of Invesco Advisers, Inc. ("Invesco Advisers"). Invesco Advisers is an indirect wholly owned subsidiary of Invesco Ltd., a leading independent global investment manager that provides a wide range of investment strategies and vehicles to its retail, institutional and high net worth clients around the globe. The Sponsor's principal office is located at 11 Greenway Plaza, Houston, Texas 77046-1173. As of December 31, 2016, the total stockholders' equity of Invesco Capital Markets, Inc. was $107,687,549.82 (unaudited). The current assets under management and supervision by Invesco Ltd. and its affiliates were valued at approximately $812.9 billion as of December 31, 2016. (This paragraph relates only to the Sponsor and not to the Trust or to any other Series thereof. The information is included herein only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. More detailed financial information will be made available by the Sponsor upon request.)

   Invesco Capital Markets, Inc. and your Trust have adopted a code of ethics requiring Invesco Ltd.'s employees who have access to information on Trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your Trust.

   If the Sponsor shall fail to perform any of its duties under the Trust Agreement or become incapable of acting or shall become bankrupt or its affairs are taken over by public authorities, then the Trustee may (i) appoint a successor Sponsor at rates of compensation deemed by the Trustee to be reasonable and not exceeding amounts prescribed by the SEC, (ii) terminate the Trust Agreement and liquidate the Trusts as provided therein or (iii) continue to act as Trustee without terminating the Trust Agreement.

                              Trustee Information

   The Trustee is The Bank of New York Mellon, a trust company organized under the laws of New York. The Bank of New York Mellon has its principal unit investment trust division offices at 2 Hanson Place, 12th Floor, Brooklyn, New York 11217, telephone (800) 856-8487. The Bank of New York Mellon is subject to supervision and examination by the Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

   The duties of the Trustee are primarily ministerial in nature. It did not participate in the selection of bonds for the portfolios of any of the Trusts. In accordance with the Trust Agreement, the Trustee shall keep proper books of record and account of all transactions at its office for the Trusts. Such records shall include the name and address of every Unitholder of the Trusts. Such books and records shall be open to inspection by any Unitholder at all reasonable times during the usual business hours. The Trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The Trustee is required to keep a certified copy or duplicate original of the Trust Agreement on file in its office available for inspection at all reasonable times during the usual business hours by any Unitholder, together with a current list of the bonds held in the Trusts.

   Under the Trust Agreement, the Trustee or any successor trustee may resign and be discharged of the trusts created by the Trust Agreement by executing an instrument in writing and filing the same with the Sponsor. The Trustee or successor trustee must mail a copy of the notice of resignation to all Unitholders then of record, not less than 60 days before the date specified in such notice when such resignation is to take effect. The Sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within 30 days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The Sponsor may remove the Trustee and appoint a successor trustee as provided in the Trust Agreement at any time with or without cause. Notice of such removal and appointment shall be mailed to each Unitholder by the Sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The resignation or removal of a Trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. Any corporation into which a Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which a Trustee shall be a party, shall be the successor trustee. The Trustee must be a banking corporation organized under the laws of the United States or any state and having at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

                       Termination of the Trust Agreement

   A Trust may be terminated at any time by consent of Unitholders of 51% of the Units of such Trust then outstanding (or with respect to Van Kampen Unit Trusts, Municipal Series 654 and subsequent series, by consent of Unitholders of 75% of the Units of such Trust then outstanding) or by the Trustee when the value of such Trust, as shown by any semi-annual evaluation, is less than 20% of the original principal amount of bonds. A Trust will be liquidated by the Trustee in the event that a sufficient number of Units not yet sold are tendered for redemption by the Underwriters, including the Sponsor, so that the net worth of such Trust would be reduced to less than 40% of the principal amount of the bonds initially deposited in the Trust. If a Trust is liquidated because of the redemption of unsold Units by the Underwriters, the Sponsor will refund to each purchaser of Units the entire sales charge paid by such purchaser. The Trust Agreement provides that each Trust shall terminate upon the redemption, sale or other disposition of the last bond held in such Trust, but in no event shall it continue beyond the end of the year preceding the fiftieth anniversary of the Trust Agreement in the case of an IM-IT, an IM-IT Laddered Series, an Investment Grade Municipal, an Investment Grade Municipal Limited Maturity Trust, a 10-20 Year Trust, an IM-IT Discount, a U.S. Territorial IM-IT, a High Grade Tax-Exempt Bond Trust, 20+ Year Series, a Long-Term State or a National Quality Trust, or beyond the end of the year preceding the twentieth anniversary of the Trust Agreement in the case of a Strategic Municipal Trust Intermediate Series, an IM-IT Limited Maturity Trust, an IM-IT Intermediate Trust, a State Intermediate Trust, a State Intermediate Laddered Maturity Trust, an IM-IT Short Intermediate Trust, an Investment Grade Municipal Intermediate Trust and a Quality Municipals Income Trust Limited Maturity Series. In the event of termination of any Trust, written notice thereof will be sent by the Trustee to each Unitholder of such Trust at his address appearing on the registration books of such Trust maintained by the Trustee. Within a reasonable time thereafter the Trustee shall liquidate any bond then held in such Trust and shall deduct from the funds of such Trust any accrued costs, expenses or indemnities provided by the Trust Agreement, including estimated compensation of the Trustee and costs of liquidation and any amounts required as a reserve to provide for payment of any applicable taxes or other government charges. The sale of bonds in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unitholder upon termination may be less than the principal amount or par amount of bonds represented by the Units held by such Unitholder. The Trustee shall then distribute to each Unitholder his share of the balance of the Interest and Principal Accounts. With such distribution the Unitholder shall be furnished a final distribution statement of the amount distributable. At such time as the Trustee in its sole discretion shall determine that any amounts held in reserve are no longer necessary, it shall make distribution thereof to Unitholders in the same manner.

   Notwithstanding the foregoing, in connection with final distributions to Unitholders of an Insured Trust, it should be noted that because the portfolio insurance obtained by an Insured Trust, if any, is applicable only while bonds so insured are held by such Trust, the price to be received by such Trust upon the disposition of any such bond which is in default, by reason of nonpayment of principal or interest, will not reflect any value based on such insurance. Therefore, in connection with any liquidation, it shall not be necessary for the Trustee to, and the Trustee does not currently intend to, dispose of any bond or bonds if retention of such bond or bonds, until due, shall be deemed to be in the best interest of Unitholders, including, but not limited to, situations in which a bond or bonds so insured have deteriorated market prices resulting from a significant risk of default. Since the Preinsured Bonds will reflect the value of the related insurance, it is the present intention of the Sponsor not to direct the Trustee to hold any of such Preinsured Bonds after the date of termination. All proceeds received, less applicable expenses, from insurance on defaulted bonds not disposed of at the date of termination will ultimately be distributed to Unitholders of record as of such date of termination as soon as practicable after the date such defaulted bond or bonds become due and applicable insurance proceeds have been received by the Trustee.

                             Description of Ratings

   Standard & Poor's, A Division of S&P Global. A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt bond. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

   The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

   The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation.

     II.  Nature of and provisions of the obligation.

     III. Protection afforded by, and relative position of, the bond in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

   AAA--This is the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

   AA--An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

   A--An obligation rated "A" is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

   BBB--An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

   Provisional Ratings: A provisional rating ("p") assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

   Moody's Investors Service, Inc. A brief description of the applicable Moody's rating symbols and their meanings follows:

   Aaa--Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Fitch Ratings. Long-Term Ratings Scales. Fitch rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings ("IDRs"). IDRs opine on an entity's relative vulnerability to default on financial obligations. The "threshold" default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

   In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

     o The ratings do not predict a specific percentage of default likelihood over any given time period;

     o The ratings do not opine on the market value of any issuer's securities or stock, or the likelihood that this value may change;

     o The ratings do not opine on the liquidity of the issuer's securities or stock;

     o The ratings do not opine on the possible loss severity on an obligation should an issuer default;

     o The ratings do not opine on the suitability of an issuer as a counterparty to trade credit;

     o The ratings do not opine on any quality related to an issuer's business, operational or financial profile other than the agency's opinion on its relative vulnerability to default;

   AAA--'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

   AA--'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

   A--'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

   BBB--'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

   Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

   The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-Term IDR category, or to Long-Term IDR categories below 'B'.

                            State Trust Risk Factors

   California Risk Factors

   General Economic Conditions

   Economic Outlook. The economy of the State is the largest among the 50 states and one of the largest and most diverse in the world. The diversified economy of the State has major components in high technology, trade, entertainment, agriculture, manufacturing, government, tourism, construction and financial services. Certain of the State's significant industries, such as high technology, are sensitive to economic disruptions in their export markets.

   The State's economy is in the midst of a gradual recovery from the most severe economic downturn and financial pressure since the 1930s. Continued growth in the high-technology sector, international trade and tourism along with improvements in residential construction and real estate markets have been positive indicators of California's broadening economic recovery. While persistent unemployment impedes greater economic growth and revenue generation, analysts generally expect the State's economy to continue to expand at a moderate pace in the near future. The Legislative Analyst's Office ("LAO"), a non-partisan fiscal and policy adviser, has projected that the State's economic recovery should continue its steady progress and that the State will continue its progress in building budget reserves under the recently approved Proposition 2; however, continued uncertainty about the effects of federal policy and weak global growth create fiscal risks and pressures to a more robust recovery. There can be no assurance that the positive economic and fiscal trends will continue or that the economy will not become more difficult.

   As of December 2016, California's unemployment was 5.2%, compared to 12.4% at the recession's peak in October 2010 and the pre-recession low of 4.8% in November 2006. Job growth in the State increased by 2% during the twelve-month period ending December 2016. Due to slow but consistent job growth California has gained approximately 2,420,000 jobs through October 2016 since the economic expansion began in February 2010.

   Geography. California's geographic location subjects it to earthquake and wildfire risks. It is impossible to predict the time, magnitude or location of a major earthquake or wildfire or its effect on the California economy. In August 2014, a major earthquake struck the Napa Valley area, causing significant damage in a three county area. In October 2007, a series of wildfires burned across Southern California, forcing approximately 1 million evacuations and causing significant damage in seven counties. The possibility exists that other such earthquakes or wildfires could create major dislocation of the California economy and could significantly affect State and local governmental budgets.

   States of Emergency. On May 20, 2015, the Governor declared a state of emergency for Santa Barbara County due to the effects of an oil spill. The spill was the result of a pipeline rupture that caused the release of more than 100,000 gallons of oil and other potentially hazardous substances into the Pacific Ocean near Refugio State Beach. In his proclamation of a state of emergency, the Governor acknowledged that local governments and businesses along the Santa Barbara County coast will suffer long-term impacts from the spill. The actual impact of the spill on the State's economy is impossible to estimate, however, the overall cost of the clean-up, long-term environmental damage and resulting loss of revenue could be substantial.

   On January 23, 2017, the Governor declared a statewide state of emergency to bolster the state's response to widespread and severe flooding in multiple counties in California. The actual impact of the flooding on the State's economy is impossible to estimate, however, the overall cost of the clean-up, repair and resulting loss of revenue could be substantial.

   State Budgets

   Budget Process. California has a fiscal year ending on June 30 of each year. Under the State constitution, the Governor must submit a proposed budget to the Legislature by January 10 of the preceding fiscal year and the Legislature must adopt a final budget by June 15 of the preceding fiscal year. Both the proposed budget and final budget are required to be balanced, in that General Fund expenditures must not exceed projected General Fund revenues and transfers for the fiscal year.

   California receives revenues from taxes, fees and other sources, the most significant of which are personal income tax, sales and use tax and corporate tax (which collectively constitute more than 90% of General Fund revenues and transfers). During the economic downturn, historic revenue shortfalls resulted in multi-billion dollar budget deficits for consecutive fiscal years and severe cash shortages in California. During the 2011-12 and 2012-13 fiscal years, the State budget addressed approximately $20 billion in annual deficits through a combination of significant spending cuts, temporary tax increases, borrowing, and other budgetary measures. While the State has continued to face fiscal pressure from deferred budgetary obligations accumulated over the prior decade, primarily to schools and local governments (the so-called "Wall of Debt"), and unfunded liabilities associated with the state employee retirement systems and state retiree health benefits, the State projects that the budget will be balanced in an ongoing manner until at least fiscal year 2017-18. However, unanticipated or rising costs, revenue shortfalls or the State's inability to enact or effectively realize budget solutions may adversely affect California's fiscal outlook and cause the State to continue facing acute long-term challenges and budget deficits.

   Current Budget. The California State Budget for the 2016-2017 fiscal year (the "2016 Budget Act") was passed by the State Legislature and signed by the Governor on June 15, 2016. The 2016 Budget Act projected General Fund revenues and transfers in fiscal year 2016-17 of $126.3 billion (including the $3.2 billion balance carried over from the 2015-16 fiscal year) and authorized General Fund expenditures of $122.4 billion for the fiscal year ended June 30, 2017. The 2014-15 budget established a multi-year plan to eliminate the $74 billion in unfunded accrued liability in the California State Teachers' Retirement System (CalSTRS) by increasing contributions from the State, school districts and teachers over time.

   In its annual report on California's fiscal outlook, released on November 16, 2016 (the "Fiscal Report"), the LAO provided an independent assessment of California's economic outlook and the State's projected General Fund revenues and expenditures. The Fiscal Report, which described the budget situation through 2017-18 as decidedly positive, estimated that California would continue to experience growth in General Fund revenues resulting in budget surpluses of $11.5 billion by the end of fiscal year 2017-18, including $8.7 billion in required reserves, which is available for a future budget emergency and $2.8 billion in discretionary reserves, which the Legislature can appropriate for any purpose. The LAO estimated that the state has so far amassed enough reserves to cover almost of all of its operating deficits through 2020-21, which means that the state could weather a mild recession without cutting spending or raising taxes through 2020-21. While the LAO considered continued economic growth its main forecast scenario, the Fiscal Report cautioned that its outlook was based on the assumption that the state will not make any changes in any year leading up to 2020-21 to its current policies and programs, and that there would be no new changes in federal policy, even though the recent election results suggest that some changes are now likely.

   The Governor's Budget for the 2017-18 fiscal year (the "2017 Budget Act"), released on January 10, 2017, provided an update to the State's economic outlook at the end of the 2016-17 fiscal year relative to the 2016 Budget Act. The 2017 Governor's Budget projected General Fund revenues and transfers of $118.7 billion (a decrease of approximately $1.6 billion) and General Fund expenditures of $122.7 billion (an increase of approximately $300 million) for the 2016-17 fiscal year. The 2017 Governor's Budget reiterated the fiscal goals contained in the 2014 Budget Act for the State to eliminate the Wall of Debt and pay down the State's unfunded retirement liabilities.

   Future Budgets. The 2017 Governor's Budget projected General Fund revenues and transfers in fiscal year 2017-18 of $124.0 billion and proposed General Fund expenditures of $122.5 billion for the fiscal year ended June 30, 2018, assuming adoption of all proposed budget measures, including further reduction of California's Wall of Debt. In preparing the 2017 Governor's Budget, the administration concluded that the state's fiscal condition has worsened, and, absent new budget solutions, the state's rainy day fund would have a shortfall of $1.6 billion by the end of fiscal year 2017-18. In reaching this conclusion, the administration estimated that crucial tax revenues are down $3.2 billion in 2015-16 and 2016-17 combined. To address its estimated $1.6 billion dollar shortfall, the 2017 Governor's Budget includes more than $3.2 billion in actions to reduce General Fund spending growth that otherwise might occur.

   In its January 13, 2017 "Overview of the Governor's Budget" (the "LAO Overview"), the LAO struck a cautiously optimistic tone regarding the state's fiscal outlook. While the LAO Overview suggested that the Governor's estimate of revenue growth is low, it acknowledged that more time is needed to determine the state's fiscal outlook. The LAO Overview stated that by the time of the May revision of the 2017 Governor's Budget, the state will have a clearer picture of its revenue and expenditure estimates. Among the factors adding to the current uncertainty, the LAO Overview cited uncertainty regarding the possible actions the new Congress and President might pursue. In light of the uncertainty facing the state, the LAO encouraged the state legislature to continue to set its target state reserves at--or preferably above--the level proposed by the Governor, which is higher than the target previously set by the state legislature.

   It cannot be predicted what actions will be taken in the future by the Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and State economic conditions and other factors.

   Constraints on the Budget Process. Constitutional amendments approved by voters affect the budget process. These include Proposition 58, approved in 2004 and amended by voters effective as of the 2015-16 fiscal year, which requires the State to enact a balanced budget, establish a special rainy day fund in the General Fund and restrict future borrowing to cover budget deficits; and Proposition 25, approved by voters in 2010, which decreased the vote required for the Legislature to adopt a final budget from a two-thirds majority vote to a simple majority vote. Proposition 25 retained the two-thirds vote requirement for taxes. As a result of the provisions requiring the enactment of a balanced budget and restricting borrowing, the State may, in some cases, have to take immediate actions during the fiscal year to correct budgetary shortfalls. The balanced budget determination is made by subtracting expenditures from all available resources, including prior-year balances.

   If the Governor determines that the State is facing substantial revenue shortfalls or spending deficiencies, the Governor is authorized to declare a fiscal emergency and call the Legislature into special session to consider proposed legislation to address the emergency. If the Legislature fails to pass and send to the Governor legislation to address the budgetary or fiscal emergency within 45 days, the Legislature would be prohibited from acting on any other bills or adjourning in joint recess until such legislation is passed. During the economic downturn from fiscal year 2008-09 to fiscal year 2010-11, the Governor declared fiscal emergencies on January 10, 2008, December 1, 2008, July 1, 2009, January 8, 2010, July 28, 2010, November 11, 2010 and January 20, 2011, and called five special sessions of the Legislature to resolve the budget imbalances, enact economic stimulus and address the State's liquidity problems.

   Proposition 58 (adopted as section 20 of article XVI of the State's Constitution) also requires 3% of estimated annual General Fund revenues to be transferred by the Controller into a rainy day fund (the Budget Stabilization Account) no later than September 30 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches $8 billion or 5% of the estimated General Fund revenues for that fiscal year, whichever is greater, and then whenever the balance falls below the $8 billion or 5% target. The annual transfers can be suspended or reduced for a fiscal year by an executive order issued by the Governor no later than June 1 of the preceding fiscal year. The Governor issued such an executive order for each fiscal year from 2008-09 through 2013-14. The 2016 Budget Act includes a transfer of $2 billion to the Budget Stabilization Account as of June 30, 2017, half of which would be used to repay outstanding economic recovery bonds.

   Commencing in the 2015-16 fiscal year, Proposition 2 approved by voters in the November 2014 general election amends Proposition 58 to require 1.5% of estimated annual General Fund revenues and an additional specified portion of General Fund revenues attributable to personal income taxes on net capital gains to be transferred by the Controller into the Budget Stabilization Account no later than October 1 of each fiscal year. These transfers will be made until the balance in the Budget Stabilization Account reaches 10% of the estimated General Fund revenues for that fiscal year. From the 2015-16 fiscal year until the 2029-30 fiscal year, half of the General Fund revenues which would be transferrable to the Budget Stabilization Account will be used to repay deferred budgetary obligations, including unfunded state pension plan obligations and outstanding economic recovery bonds As a result of the amendment under Proposition 2, the annual transfers may only be suspended or reduced by a bill passed by the Legislature in response to the Governor's proclamation of a budget emergency and withdrawals from the Budget Stabilization Account during budget emergencies are subject to limitations.

   Proposition 58 prohibits certain future borrowing to cover budget deficits. This restriction applies to general obligation bonds, revenue bonds, and certain other forms of long-term borrowing. The restriction does not apply to certain other types of borrowing, such as short-term borrowing to cover cash shortfalls in the General Fund (including revenue anticipation notes or revenue anticipation warrants currently used by the State), or inter-fund borrowings.

   Proposition 2 also creates a Public School System Stabilization Account for the support of California school districts and community college districts. General Fund revenues attributable to personal income taxes on net capital gains in excess of the specified portion dedicated to the Budget Stabilization Account are required to be transferred by the Controller to the Public School System Stabilization Account. Under current projections, Proposition 2 will result in $7.1 billion in savings and $5.5 billion in additional reductions of debt and liabilities in its first four years of operation.

   Minimum Wage Increase. On April 4, 2016, the Governor signed SB 3, which gradually increases the minimum wage in California (currently $10 per hour) to $15 per hour by 2023 (at the earliest) for all businesses in the state. The Department of Finance estimates that increased General Fund costs will be $20 million in fiscal year 2016-17, and up to $3.6 billion per fiscal year upon full implementation. SB 3 includes provisions that allow the state to pause a scheduled increase in the minimum wage if certain economic and/or budget conditions are met. Consequently, the timing of full implementation will depend on any such pauses.

   State Indebtedness

   General Obligation Bonds and Revenue Bonds. As of February 1, 2017, the State had approximately $83.8 billion aggregate principal of outstanding long-term general obligation bonds. The current estimate of the interest to be paid on the principal amount outstanding is approximately $59.9 billion. As of February 1, 2017, general obligation bond authorizations of approximately $34.6 billion remained unissued.

   Ratings. As of January 25, 2017 the State's general obligation bonds were rated Aa3 by Moody's, AA- by Standard & Poor's ("S&P"), and AA- by Fitch Ratings. On August 12, 2016, Fitch Ratings raised California's general obligation bond rating from A+ to AA-, stating that the upgrade reflected a combination of positive credit developments for the State. Fitch specifically stated that California is fundamentally better positioned to withstand a future economic downturn than has been the case in prior recessions due to numerous institutional improvements. On July 2, 2015, S&P raised California's general obligation bond rating from A+ to AA-, citing the enactment of the 2015 Budget Act as marking improved fiscal sustainability. On June 25, 2014, Moody's upgraded California's general obligation bond rating from A1 to Aa3, citing the State's "rapidly improving financial position, high but declining debt metrics, adjusted net pension liability ratios that are close to the state median, strong liquidity, and robust employment growth." On February 25, 2015, Fitch Ratings upgraded California's general obligation bond rating from A to A+ citing the State's "continued improvement in its fundamental fiscal position, institutionalized changes to its fiscal operations, and its ongoing economic and revenue recovery as contributing to an improved financial position and enhancing the State's ability to address future fiscal challenges." The ratings agencies continue to monitor the State's budget outlook closely to determine whether to alter the ratings. It is not possible to determine whether, or the extent to which, Moody's, S&P or Fitch Ratings will change such ratings in the future.

   Infrastructure Planning. On January 10, 2017, the Governor released "California's Five-Year Infrastructure Plan" (the "Infrastructure Plan"), the statewide infrastructure plan provided by the Governor to the California Legislature. The plan proposed $43 billion in infrastructure spending over the next five years, including $39 billion for the preservation and improvement of the State's transportation systems and construction of the State's high-speed railway system. Of this amount, $8.1 billion is from the State's various special funds, $13.6 billion is expected to be paid from federal funding, $338 million from general obligation bond issuances, $524 million from General Fund revenues, $14.6 billion from high-speed rail funds and $4.1 billion from other sources.

   On June 16, 2015, the Governor called a special legislative session to consider funding improved maintenance of roads, highways and other infrastructure. The proposals from the special legislative session, including a $3.6 billion annual increase for state and local transportation infrastructure programs, are generally reflected in the 2017 Governor's Budget. The legislature is considering legislation to enact permanent and sustainable funding to maintain and repair the state's transportation and critical infrastructure, improve the state's key trade corridors and complement local infrastructure efforts.

   The 2014 Budget Act passed by the State Legislature and signed by the Governor on June 20, 2014, permanently allocated 60% of future cap and trade auction proceeds to support sustainable communities, public transit, and the high-speed railway project. Consistent with the 2014 Budget Act, the 2017 Governor's Budget allocates 60% of cap and trade revenues to support sustainable communities, public transit, and the high-speed railway project.

   In January 2014, the administration released a Water Action Plan to address water challenges facing California through the 2018-19 fiscal year, including limited and uncertain water supplies, poor-quality surface water and groundwater, impaired ecosystems and high flood risk. In addition to the Water Action Plan, in the November 2014 general election, voters authorized the State to issue $7.5 billion in general obligation bonds for state water supply infrastructure projects, such as public water system improvements, surface and groundwater storage, advanced water treatment technology, drought relief, emergency water supplies, and ecosystem and watershed protection and restoration. The 2015 Budget Act proposed spending $1.5 billion over the next three years and the 2016 Governor's Budget featured $635 million in increased spending on projects to improve safe drinking water, water recycling, wastewater treatment projects, storm water management, groundwater sustainability, and to prevent groundwater contamination.

   In March 2015, the Governor signed legislation providing $1.06 billion in funds for flood protection projects and projects to improve access to water supplies. The funding package includes $267 million for drinking water and recycling projects, $53 million to provide immediate assistance to communities facing water supply issues and $26 million to help the State deal with drought related environmental issues. Of the $1.06 billion package, $927 million is from previously approved general obligation bonds, $30 million is from cap and trade proceeds, $27 million is from special funds, and approximately $75 million is from the General Fund.

   Under certain circumstances, the State also provides infrastructure funding assistance to local governments and the private sector such as for schools and local transportation programs, water projects, housing developments, and hospitals.

   Deferred Obligations. As part of the budget solutions in fiscal years during the recession, the State repeatedly deferred payment of certain General Fund obligations (including Proposition 98 payments to schools, Medi-Cal reimbursements, state payrolls and payments to the state pension fund) and approved the sale of economic recovery bonds, interfund borrowing and loans from state and local governments. As a result of these short-term budget-balancing actions, the General Fund is obligated to repay or make reimbursements in future years. The State's enacted budgets for fiscal years 2012-13, 2013-14, 2014-15, and 2015-16 reduced these repayment obligations from $34.2 billion to $14.9 billion. The 2016 Governor's Act proposed further reductions in California's deferred obligations and projected that all outstanding budgetary deferrals and borrowing of the State will be repaid by the end of the 2018-19 fiscal year.

   State Pension Funds. The two main State pension funds, the California Public Employees' Retirement System ("CalPERS") and CalSTRS, currently have substantial unfunded liabilities. CalPERS estimated that its unfunded accrued liability as of June 30, 2015 was approximately $49.6 billion, as compared to approximately $43.3 billion as of June 30, 2014. CalSTRS reported that the unfunded actuarial liability of its Defined Benefit Plan as of June 30, 2015 was $72.6 billion on an actuarial basis and $61.8 billion on a market value basis. The State also has an unfunded liability relating to other State retirees' post-employment health care benefits which is estimated to be $74.2 billion as of June 30, 2015.

   General Fund contributions to CalPERS and CalSTRS for fiscal year 2016-17 are estimated to be approximately $3.1 billion and $2.5 billion, respectively. The 2017 Budget Act includes contributions to CalPERS and CalSTRS of $5.3 billion and $2.8 billion respectively. The 2014 Governor's Budget enacted a plan to eliminate CalSTRS' current unfunded liability by the 2045-46 fiscal year by increasing the mandatory contributions by the State, teachers and school districts. Recent legislation and changes in actuarial assumptions and funding methodologies are also expected to result in significant annual increases in the amount the state is required to pay from the General Fund. The actual amount of such increases will depend on a variety of factors, including but not limited to, investment returns, actuarial assumptions, and retirement benefit adjustments.

   On September 12, 2012, the State adopted the Public Employees' Pension Reform Act of 2013 which reduces pension benefits for newly-hired CalPERS employees, encourages later retirement and caps compensation in calculating pension benefits for higher-income employees. In a preliminary actuarial analysis, CalPERS estimated that the reform legislation will reduce costs to the State by $10.3 billion to $12.6 billion over the next 30 years.

   Medi-Cal and Health Care Reform. Following the implementation of the Affordable Care Act, total Medi-Cal enrollment rose from 7.9 million in fiscal year 2012-13 to 14.1 million in fiscal year 2016-17, covering over a third of the State's population. The 2016 Governor's Budget projected General Fund expenditures in fiscal year 2016-17 of $19.1 billion for California's Medi-Cal program (after the application of federal matching funds). In the 2017 Budget Act, the Governor estimates a major net increase in General Fund spending related to Medi-Cal. Medi-Cal expenditures in the 2016-17 fiscal year are expected to be higher than projection in the 2016 Budget Act by $1.8 billion. This increase is attributed to a one-time retroactive payment of drug rebates and a miscalculation of costs.

   The net impact of the health care reform on the State's budget will depend on a number of factors, including levels of individual and employer participation and any changes in the federal matching rate and insurance premiums. Actual costs could differ materially as the Affordable Care Act is implemented and as the California Legislature realigns responsibility for certain health care and long-term care programs between the State and local governments.

   Local Government. The primary units of local government in California are the counties, which vary significantly in size and population. There are also hundreds of incorporated cities and thousands of other special districts formed for education, utility and other services. Counties are responsible for provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. The 2011 Budget Act instituted a major realignment of responsibility for public safety programs from the State to local governments, including certain criminal justice programs, mental health services, substance abuse treatment, child and elderly welfare programs and the California Work Opportunity and Responsibility to Kids (CalWORKs). With the implementation of the federal Affordable Care Act, counties are expected to experience significant savings in their indigent healthcare programs as participants enroll in the State's expanded Medi-Cal program. In recognition of this shift in responsibility for indigent healthcare, the 2013 Budget Act established a mechanism to redirect a portion of each county's cost savings to benefit the State.

   Local governments are limited in their ability to raise revenues due to constitutional constraints on their ability to impose or increase various taxes, fees, and assessments without voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities.

   Local governments in California have experienced notable financial difficulties from time to time, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   Proposition 1A, enacted by the Legislature and approved by the voters in November 2004, has reduced the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and vehicle licensing revenues. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

   Proposition 22, enacted by the Legislature and approved by the voters in November 2010, supersedes Proposition 1A and prohibits any future borrowing by the State from local government funds, and generally prohibits the Legislature from making changes in local government funding sources. Allocation of local transportation funds cannot be changed without an extensive process.

   Constitutional and Legislative Factors. Initiative constitutional amendments affecting State and local taxes and appropriations have been proposed and adopted pursuant to the State's initiative process from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions that may be adopted in the future may also place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent any mandated spending limits would restrain the State's ability to fund such other programs by raising taxes. Because of the complexities of constitutional amendments and related legislation concerning appropriations and spending limits, the ambiguities and possible inconsistencies in their terms, the applicability of any exceptions and exemptions and the impossibility of predicting future appropriations, it is not possible to predict the impact on the bonds in the portfolio of the California Series.

   Effect of other State Laws on Bond Obligations. Some of the California municipal securities in which the California Series can invest may be obligations payable solely from the revenues of a specific institution or secured by specific properties. These are subject to provisions of California law that could adversely affect the holders of such obligations. For example, the revenues of California healthcare institutions may be adversely affected by State laws reducing Medi-Cal reimbursement rates, and California law limits the remedies available to a creditor secured by a mortgage or deed of trust on real property. Debt obligations payable solely from revenues of healthcare institutions may also be insured by the State but no guarantee exists that adequate reserve funds will be appropriated by the Legislature for such purpose.

   Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings that, if decided against the State might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service costs on its obligations.

   On October 7, 2010, the San Francisco County Superior Court in Gillette Company v. Franchise Tax Board, a consolidation of six actions by several multi-state corporations, ruled that the Legislature's modification of the Revenue and Taxation Code, implementing a double-weighted sales factor in California's apportionment of income formula for the taxation of multi-state business entities, was valid and constitutional. The California Court of Appeal, First Appellate District, reversed the trial court judgment, and in its decision issued in October 2012, held that the State was bound by the single-weighted sales factor contained in the Multistate Tax Compact for the tax years at issue and that attempting to override the Multistate Tax Compact violated the constitutional protections against impairment of contracts. The state requested and the California Supreme Court agreed to review the case. On December 31, 2015, the California Supreme Court reversed the Court of Appeals' decision, holding that the Compact did not bar the Legislature from unilaterally amending the corporate tax apportionment formula. A petition to the United States Supreme Court for review was filed. An adverse ruling in this consolidated case affects multiple taxpayers and creates potential exposure to refund claims in excess of $750 million.

   On August 29, 2008, the Los Angeles Superior Court ruled in favor of the plaintiff in Nortel Networks Inc. v. State Board of Equalization, a tax refund case involving the interpretation of certain statutory sales and use tax exemptions for computer software and licenses to use computer software that are transferred pursuant to technology transfer agreements. On January 18, 2011, the adverse trial court ruling was upheld by the California Court of Appeal and a petition for review filed by the State Board was denied by the California Supreme Court. The adverse trial court ruling, if applied to other similarly situated taxpayers, unless limited in scope by two similar refund cases filed by Lucent Technologies, Inc. against the State Board of Equalization, could have a significant negative impact in the range of approximately $300 million annually, on tax revenues.

   Two cases seeking to proceed as class actions (Bakersfield Mall LLC v. Franchise Tax Board and CA-Centerside II, LLC v. Franchise Tax Board) challenge the fee imposed by the California tax code upon limited liability companies registered in California, alleging discrimination against interstate commerce, violation the U.S. and California Constitutions, improper exercise of the State's police powers, and misapplication by the Franchise Tax Board. The cases were coordinated for hearing as the Franchise Tax Board LLC Tax Refund Cases and subsequently denied class certification by a coordination trial judge. The plaintiffs appealed the order to the Court of Appeal, First Appellate District. If the trial court order is reversed and the plaintiffs prevail on the merits on behalf of themselves and the purported classes, the potential refunds could total $1.2 billion.

   In Gail Marie Harrington-Wisely, et al. v. State of California, et al., a class action asserting that the use by the California Department of Corrections and Rehabilitation (the "CDCR") of a body-imaging machine to search visitors to state prisons for contraband violated the rights of the visitors. The trial court granted judgment in favor of the State, and plaintiffs' appeal was dismissed by the California Court of Appeal, Second Appellate District. The parties agreed to a stipulated judgment and dismissed the case subject to further review on or after 2013 if the CDCR uses similar technology in the future. If plaintiffs were successful in obtaining damages for every use of the body-imaging machine, damages could be as high as $3 billion.

   A pending case challenges the validity of a Board of Equalization regulation that requires the sales tax on mobile telephones to be based on the full "unbundled" price of the telephone rather than any discounted price that is contingent on a service plan commitment. In Bekkerman et al. v. Board of Equalization, the petitioners seek to invalidate the regulation insofar as it relates to sales in carrier-operated stores. The Petitioners also filed a second class action lawsuit seeking refunds of any excess sales tax paid. Should the court in the first action rule that the regulation is invalid, the second action, Bekkerman et al. v. Board of Equalization, et al. could result in an order requiring sales tax refunds, potentially exceeding $1 billion. The second action has been removed to federal court in the United States District Court, Eastern District of California.

   In Transportation Solutions Defense and Education Fund v. California Air Resources Board, a transit-advocacy group seeks to reverse a decision of the California Air Resources Board to include the California high-speed rail project as a greenhouse gas reduction measure in the state's AB 32 Scoping Plan Update. The Petitioner seeks a declaration that appropriations by the Legislature to fund the high-speed rail project from the Greenhouse Gas Reduction Fund ("GGRF") are invalid and an injunction or writ restraining the Board, the Authority and State Controller from expending funds from the GGRF for the construction of the high-speed rail project. In the event of a final decision that prevents the use of cap and trade funds, it is possible that the federal government may require the state to reimburse federal funds provided for the high-speed rail project if the state fails to provide other matching funds consistent with the federal grant agreement. As of June 2016, the amount of unmatched federal spending on the project that the state may have to reimburse is approximately $1.1 billion.

   Puerto Rico Risk Factors

   Certain Trusts may invest in bonds issued by issuers located in Puerto Rico ("Puerto Rico," or the "Commonwealth"). As further described under "Ratings", Puerto Rico's general obligation bonds are all currently rated below investment grade following a number of downgrades by the major credit rating agencies. As a result, the Commonwealth's access to the liquidity markets may be limited, and further, the Commonwealth may not be able to honor all of its obligations as they come due.

   On April 21, 2015, the Commonwealth filed a Notice of Failure to File Annual Report which stated that the Commonwealth did not provide its audited financial statements for fiscal year 2014 by the filing deadline of May 1, 2015 as required by its continuing disclosure undertakings made in connection with its bond issuances, and that the Commonwealth expected to file its 2014 Financial Statements by July 31, 2015. However, the Annual Report has not yet been filed as of October 2015. Therefore, some of the information contained below, although the most recent data, may not be representative of the Commonwealth's current economic condition.

   Relevant History. Puerto Rico came under United States sovereignty in 1898. In 1950, Congress enacted Public Law 600, which provided that the existing political, economic and fiscal relationship between Puerto Rico and the United States would remain the same, but Puerto Rico would be authorized to draft and approve its own Constitution, guaranteeing a republican form of government. The Constitution of Puerto Rico was ratified by the United States Congress and subsequently approved by the President of the United States. Puerto Rico is a self-governing commonwealth in association with the United States. The United States and the Commonwealth share a common defense, market and currency. Puerto Rico exercises virtually the same control over its internal affairs as any of the fifty states of the United States. However, it differs from the states in its relationship with the United States federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections (they can only vote in local (Puerto Rico) elections). The people of the Commonwealth are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives and limited voting power. The chief of state of the Commonwealth is the President of the United States. The head of government is an elected Governor. There are two legislative chambers: the House of Representatives and the Senate. Most federal taxes, except those such as Social Security taxes, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income sourced in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. Income earned by Puerto Rico residents from sources outside of Puerto Rico, however, is subject to federal income tax.

   Geographic Location and Demography. Puerto Rico is the fourth largest of the Caribbean islands and is located approximately 1,600 miles Southeast of New York. It is approximately 100 miles long and 35 miles wide.

   According to United States Census Bureau estimates, the population of Puerto Rico reflected a decrease to approximately 3,548,000 as of 2014, according to a United States Census Bureau estimate, compared to 3,725,789 in 2010.

   Changes in population have had, and may continue to have, an impact on economic growth and on the growth of tax revenues. Continued reductions in population, particularly of working age individuals, may have an adverse effect on tax and other government revenues that will not be entirely offset by reductions in government expenses in the short and medium term. In addition, the average age of the population of Puerto Rico is increasing, partly due to a reduction in birth rate, but primarily as a result of the migration of younger persons to the United States mainland. This may increase the demand for health and other services upon the Commonwealth, and the cost to the Commonwealth of providing such services, thus imposing limitations on the Commonwealth's ability to achieve a balanced budget and improve its financial condition.

   Relationship with the United States. While Puerto Rico has authority over its internal affairs, the United States controls interstate trade, foreign relations and commerce, customs administration, control of air, land and sea, immigration and emigration, nationality and citizenship, currency, maritime laws, military service, military bases, army, navy and air force, declaration of war, constitutionality of laws, jurisdictions and legal procedures, treaties, radio and television communications, agriculture, mining and minerals, highways, postal system, social security, and other areas generally controlled by the federal government in the United States. Puerto Rican institutions control internal affairs unless U.S. law is involved, as in matters of public health and pollution. Puerto Rico also lacks certain assignation of some revenues reserved for the states.

   Economy. The Commonwealth has established policies and programs directed principally at developing the manufacturing and services sectors of the economy and expanding and modernizing the Commonwealth's infrastructure. Domestic and foreign investment have been stimulated by selective tax exemptions, development loans, and other financial and tax incentives. Infrastructure expansion and modernization have been primarily financed by bonds and notes issued by the Commonwealth, its public corporations and municipalities. Economic progress has been aided by significant increases in the levels of education and occupational skills of the Commonwealth's population.

   The economy of Puerto Rico is closely linked to the United States economy, as most of the external factors that affect the local economy are determined by the policies and performance of the mainland economy. These external factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the rate of inflation, and tourist expenditures. Puerto Rico's economy is closely linked to the United States economy. Approximately 71% of Puerto Rico's exports go to the United States and 42% of the imports come from the United States. In recent fiscal years, however, the performance of Puerto Rico's economy has not been consistent with the performance of the United States economy. Puerto Rico's economy entered a recession in the fourth quarter of fiscal year 2006. Puerto Rico has a diversified economy with manufacturing and services comprising its principal sectors. In the last three decades, industrial development in Puerto Rico has been relatively capital intensive and dependent on skilled labor.

   Puerto Rico has experienced mixed results in the service sector, which includes wholesale and retail trade, utilities, transportation and warehousing, information, finance and insurance, real estate and rental, and certain services such as professional, scientific, technical, management, administrative, support, educational, health care, social, recreational, accommodation, food and other services. This sector has expanded in terms of income over the past decade, following the general trend of other industrialized economies, but with differences on the magnitudes of those changes. The development of the service sector has been positively affected by demand generated by other sectors of the economy, such as manufacturing and construction.

   Tourism makes a significant contribution to economic activity. An estimated $3.2 billion were spent by visitors in Puerto Rico during fiscal year 2013. San Juan is the largest homeport for cruise ships in the Caribbean and one of the largest homeports for cruise ships in the world. During the fiscal year 2012, the number of persons registered in tourist hotels increased 9.4% compared with fiscal year 2011, however, that number has stayed stagnant into Fiscal Year 2015. Fiscal year 2015 saw record arrivals of cruise ship passengers with an impact on the local economy of approximately $1.6 million.

   The gross national product of Puerto Rico was $69.202 billion in fiscal year 2014, compared to $65.6 billion in fiscal year 2011. Aggregate personal income increased from $61.6 billion in fiscal year 2011 to $62.3 billion in fiscal year 2012, and personal income per capita increased from $16,611 in fiscal year 2011 to $16,934 in fiscal year 2012.

   According to the Household Survey, during the first nine months of fiscal year 2015, total employment fell by 0.8% as compared to the same period for the prior fiscal year, and the unemployment rate averaged 13.1% compared to 14.7% for the same period of the prior fiscal year. The current unemployment rate in Puerto Rico, as of October 2015, is 11.6%.

   Debt, Revenues and Expenditures. Total assets and total liabilities of the Commonwealth's primary government at June 30, 2012 amounted to $16.3 billion and $55.3 billion, respectively, for a net deficit of $39 billion, compared to a $33.7 billion net deficit at the beginning of 2014.

   The Commonwealth had a net deficit of $47.2 billion in the governmental activities and a net deficit of $2.0 billion in the General Fund as of June 30, 2013, which has resulted from operating deficits over the last several years. The Commonwealth's high level of debt and the resulting required allocation of revenues to service this debt have contributed to these deficits and have adversely affected its credit ratings. The Commonwealth's expenses cover a range of services. The largest expenses were for general government, education, public housing and welfare, health, and public safety, which presented a combined increase of approximately $235.6 million when compared with prior fiscal year. In 2013, governmental activities' expenses exceeded program revenue by approximately $14.3 billion, resulting in the use of approximately $8.6 billion of general revenue and transfers from other funds (mostly taxes).

   The Commonwealth's most recent projection is that it will close fiscal year 2015 with a budget deficit in the range of $531 million to $566 million, an amount that, when adjusted for actual tax refunds paid in this fiscal year in excess of the reserve included in the budget for fiscal year 2015, increases the deficit to a range of $705 million to $740 million.

   As of March 31, 2015, the Commonwealth had outstanding a total of $22.604 billion aggregate principal amount of bonds and notes issued or guaranteed by the Commonwealth or payable from General Fund appropriations, equivalent to approximately 33% of the Commonwealth's gross national product for fiscal year 2014 ($69.202 billion - preliminary). Debt service for fiscal year 2016 on these bonds and notes payable from the General Fund ($1.970 billion) represents approximately 21% of the General Fund budget for fiscal year 2015 ($9.565 billion). Maximum annual debt service on these bonds and notes ($2.350 billion in fiscal year 2028) represents approximately 25% of the General Fund budget for fiscal year 2015.

   The total outstanding public sector debt of the Commonwealth, its instrumentalities, and municipalities was $72.204 billion as of March 31, 2015, equivalent to approximately 104% of the Commonwealth's gross national product for fiscal year 2014.

   As of October 2015, preliminary General Fund Revenues for the first ten months of fiscal year 2015 were approximately $7.335 billion, an increase of $61.6 million when compared to the same period in the prior fiscal year, but $250.6 million less than the originally estimated revenues for the period.

   The Commonwealth's very high level of debt has contributed to significant budget deficits during the past several years, which deficits the Commonwealth has been required to finance, further increasing the amount of its debt. The Commonwealth's high level of debt, among other factors, has adversely affected its credit ratings and its ability to obtain financing at favorable interest rates.

   Ratings. As of October 2015, the credit ratings of the Commonwealth's general obligation bonds were lowered to "Caa3" by Moody's Investors Service ("Moody's"), "CC" by Standard & Poor's Rating Services ("S&P"), and "CC" by Fitch Ratings ("Fitch"), each of which is non-investment grade. S&P, Moody's and Fitch each assigned a negative outlook on the Commonwealth's ratings.

   Any explanation concerning the significance of such ratings must be obtained from the rating agencies. There is no assurance that any ratings will continue for any period of time or that they will not be revised or withdrawn.

   Credit Ratings and Liquidity. The liquidity of the Commonwealth has been adversely affected by the ratings downgrades described above, by the significant increase in credit spreads for obligations of the Commonwealth and its instrumentalities, by the limited market access experienced by the Commonwealth and its instrumentalities during the second half of 2013, and by a significant reduction of liquidity in the local Puerto Rico capital markets. Under current market conditions, in part as a result of the recent ratings downgrades, the Commonwealth may have limited capital market access. If the Commonwealth does not have sufficient access to the capital markets or alternative sources of financing to satisfy its liquidity needs, it may not be able to honor all of its obligations as they come due.

   Given the recent liquidity issues faced by the Commonwealth, it has hired a U.S.-based consulting firm to perform a liquidity analysis of the Commonwealth, assist with the implementation of measures to improve cash management and forecasting procedures, and provide assistance to the Puerto Rico Treasury Department (the "Treasury Department" or "Treasury") in the development of short and medium-term cash flow projections.

   Relationships with Creditors and Business Counterparties. Changes in the Commonwealth's credit ratings could affect its relationships with creditors and other business counterparties. For example, certain of the Commonwealth's short-term financings, variable rate debt obligations and mandatory tender bonds include provisions that permit the acceleration of such debt instruments based on the downgrade of the Commonwealth's ratings below investment grade. Moreover, the Commonwealth's interest rate exchange agreements include provisions that permit the counterparties to either request additional collateral or terminate the agreements based on the downgrade of the Commonwealth's ratings below investment grade. The Commonwealth recently optionally terminated certain of its interest rate exchange agreements and in connection therewith made aggregate termination payments of approximately $23.8 million to a counterparty. To date, however, the Commonwealth has not been required to post collateral in connection with any of its interest rate exchange agreements, and the Commonwealth's counterparties have not accelerated any debt obligations or terminated any interest rate exchange agreements as a result of such downgrades. If the counterparties entitled to accelerate debt obligations or terminate the remaining interest rate exchange agreements exercise their respective rights, there is no assurance that the Commonwealth would be able to honor all such obligations as they come due.

   Local Issuances. It should be noted that the creditworthiness of obligations issued by local Puerto Rican issuers may be unrelated to the creditworthiness of obligations issued by the Commonwealth of Puerto Rico, and there is no obligation on the part of the Commonwealth to make payment on such local obligations in the event of default.

   Many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of such bonds, could affect or could have an adverse impact on the financial condition of the Commonwealth and various agencies and political subdivisions thereof. The Sponsor is unable to predict whether or to what extent such factors or other factors may affect the issuers of the bonds, the market value or marketability of such bonds or the ability of the respective issuers of such bonds acquired by certain trusts to pay interest on or principal of such bonds. The Puerto Rico bonds are susceptible to political, economic or regulatory factors affecting issuers of Puerto Rico municipal obligations. These include the possible adverse effects of certain Puerto Rico constitutional amendments, legislative measures, voter initiatives and other matters that are described.

   The information provided above is only a brief summary of the complex factors affecting the financial situation in Puerto Rico and is derived from sources that are generally available to investors and are believed to be accurate. No independent verification has been made as to the accuracy or completeness of any of the preceding information. It is based in part on information obtained from Commonwealth and local agencies in Puerto Rico or contained in Official Statements for various Puerto Rico obligations.

                                                                    U-SECSUP0217

                      Contents of Post-Effective Amendment
                          to the Registration Statement

           This Post-Effective Amendment to the Registration Statement comprises the following papers and documents:

                          The Facing Sheet of Form S-6

                                 The Prospectus

                         The Undertaking to File Reports

                                 The Signatures

    The Written Consent of the Independent Registered Public Accounting Firm

                           UNDERTAKING TO FILE REPORTS

   Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the Registrant, Invesco Unit Trusts, Municipal Series 1249, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 24th day of February 2017.

Invesco Unit Trusts, Municipal Series 1249
(Registrant)

By: Invesco Capital Markets, Inc.
(Depositor)

By: /s/ John F. Tierney
-----------------------
Vice President


   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below on February 24, 2017, by the following persons who constitute the principal officers and a majority of the Board of Directors of Invesco Capital Markets,
Inc.:

SIGNATURE                                 TITLE

Steven Massoni                            Director and Co-President

M. Kevin Cronin                           Director and Co-President

Mark W. Gregson                           Chief Financial Officer


                                                         By: /s/ John F. Tierney
                                                                 ---------------
                                                             (Attorney-in-fact*)


--------------------
* An executed copy of each of the related powers of attorney is filed herewith or was filed with the Securities and Exchange Commission as
     Exhibit 7.1 to the Registration Statement on Form S-6 of Invesco Unit Trusts, Series 1130 (File No. 333-184264) dated December 4, 2012, and Invesco Unit Trusts, Series 1520 (File No. 333-201408) dated March 12, 2015.